EXHIBIT 10.1

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

DIMENSION DATA NETWORK SERVICES LIMITED

MASTER SERVICES AGREEMENT

Between

DIMENSION DATA NETWORK SERVICES LIMITED

(Hereinafter referred to as “Dimension Data”)
a Company, incorporated under the laws of England and Wales with registered number 1505004 whose registered office is at
Dimension Data House, Brooklands Close, Sunbury-on-Thames, TW16 7DX
Fax Number: 01923 814818

And

VIA NET.WORKS Europe Holding B.V.

(Hereinafter referred to as “Customer”)
a Company, incorporated under the laws of the Netherlands with registered number [34115551]
whose registered office is at

H. Walaart Sacrestraat 401-403
1117 BM Schipol (SCHIPOL OOST)
The Netherlands
Fax Number: (0)118 951 2345

And with administrative offices at:
25 Kings Road, Reading RG1 3AR

DATE OF AGREEMENT:

REFERENCE NUMBER:

Dimension Data hereby agrees to furnish the Services more fully set out in the Schedules attached to and making reference to this Agreement and Customer agrees to accept such Services, under the terms and conditions of this Agreement and all Schedules signed by the Parties hereto and referencing this Agreement:

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1.                                       DEFINITIONS

In this Agreement, the words detailed hereunder will have the meanings assigned to them unless the context clearly indicates or requires otherwise.  All Schedules to this Agreement are incorporated herein and form an integral part hereof:

1.1                                                         “Business Day” means any day other than a Saturday, Sunday or bank or public holiday in the country in which the Services are provided;

1.2                                                         “Effective Date” means the date reflected in any Schedule as the date upon which the Services listed on such Schedule will commence;

1.3                                                         “Element” means any device, agent, or object listed in any Schedule hereto to be managed by Dimension Data in accordance with the applicable Schedule, which may also include Equipment.

1.4                                                         “Firmware” means software code embedded in non-volatile pre-programmed memory present in the system;

1.5                                                         “Equipment” means the hardware products listed in any Schedule hereto;

1.6                                                         “Products” means Equipment and Software;

1.7                                                         “Product Manufacturer” means the manufacturer, supplier and supporter of Products to Dimension Data in order that Dimension Data can supply Products and support at all levels to Customer;

1.8                                                         “Proprietary Information” means Software, documentation (including manuals) and any other information confidential to Dimension Data or its licensors, vendors or manufacturers;

1.9                                                         “Customer Proprietary Information” means any technical, engineering, customer, personnel, business data, specifications, or other information which is provided by Customer to Dimension Data is labeled or legended as “Proprietary,” “Confidential” or the like or which by its nature or the manner in which it is disclosed, is or should be reasonably understood to be of a confidential nature.

1.10                                                   “Schedule” means any Schedule signed by the Parties from time to time, referencing this Agreement;

1.11                                                   “Services” means the Services contracted for by Customer and listed in any Schedule hereto in relation to the specified Products, subject to the exclusions in Clause 18, or in any Schedule;

1.12                                                   “Software” means the object code version of computer programs described in any Schedule hereto and shall include any related documentation.  Software also means the Firmware included in the Equipment;

1.13                                                   “this Agreement” means this Master Services Agreement, and all Schedules attached hereto and referencing this Agreement.

2.                                       COMMENCEMENT DATE OF AGREEMENT

This Agreement will commence on and with effect from the Date of Agreement reflected on the cover page of this Agreement and will continue in effect until terminated according to its terms.

3.                                       TERM

The term in respect of each Schedule of this Agreement will be the period stipulated in the Schedule, commencing on the Effective Date.  Thereafter each Schedule to this Agreement will be automatically renewed for successive one year terms unless and until such Schedule or this Agreement is terminated by either party by giving the other not less than 90 days prior written notice of termination having effect at the expiry of the then current term as specified in Schedule 1.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

4.                                       SERVICES

4.1                                                         Dimension Data will provide to Customer and Customer will accept and pay for the Services.

4.2                                                         Schedule 1.

4.2.1                                                Schedule 1 sets forth the initial Services to be provided by Dimension Data to Customer for the management of certain of Customer’s Elements.  In addition to the provisions set forth in Schedule 1 and any Service Level Description referred to therein, the following terms shall apply:

4.2.1.1                                       Baseline Review. Customer has provided an estimate of 10,319 Elements to be managed by Dimension Data in accordance with Schedule 1. Upon execution of this Agreement, the parties shall develop a project plan that shall include a review by Dimension Data to confirm the number of Elements that will be included in the Service. The Customer agrees that to the extent the number of Elements exceeds 10,319 during the term of this Agreement, it shall be liable for additional charges in accordance with the Schedule. To the extent the number of Elements is less than 10,319, Customer shall remain liable for payment as if it was receiving the Service for 10,319 Elements. The review shall take no longer than six (6) weeks following the execution of this Agreement, provided that Customer provides all information necessary during this review to allow Dimension Data to determine which Elements are eligible for the Service.

4.2.1.2                                       Deployment Phase. Upon completion of the review, Dimension Data shall commence the deployment phase, which is expected to last no longer than two (2) months thereafter (“Deployment Phase”), Dimension Data shall deploy the Service to all Elements eligible for the Service as determined in Clause 4.2.1.1. Customer shall be liable for payment of the Service during the Deployment Phase in accordance with Schedule 1.

4.2.1.3                                       Service Obligations. Dimension Data agrees that Customer shall be entitled to up to ***** percent (***** %) refund of the fees paid during any contract term hereunder for Dimension Data’s failure to provide certain aspects of the Service. Within one (1) month of completion of the Deployment Phase, the parties agree to establish service parameters to which the Service can be measured on a quarterly basis. Once agreed, these service parameters shall be attached to this Agreement as Attachment 1 to Schedule 1. The service parameters to be included in Attachment 1 shall be include parameters substantially similar to those included in the “Suggested Service Parameters” attached to Schedule 1 as Attachment 2.

4.2.1.4                                       Escalation and Service Delivery. During the Deployment Phase the parties shall confirm the Escalation Process and quarterly service review, to include provisions substantially similar to those included in the “Escalation Process and Service Review” attached to Schedule 1 as Attachment 3.

4.2.1.5                                       Change Management Procedures. Schedule 1 and its attachments shall include change management procedures by which Customer can relocate, add, change, or delete any Elements receiving the Service. The parties agree that except as set forth

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below, Dimension Data shall not charge Customer for any relocation, addition or changes of any Element.  Notwithstanding the foregoing, the parties agree that to the extent greater than twenty-five percent (25%) of the Elements are moved in the 12 month term, Dimension Data shall have the right to charge a move fee in accordance with the relocation fee set forth in Schedule 1.

4.2.1.6                                       Exit Planning. In the event either party choose to terminate this Agreement as permitted hereunder for reasons other than pursuant to a Customer breach of this Agreement in accordance with clause 14, Dimension Data agrees to provide support in a profession manner to minimise any disruptions to the management of the Elements by the Customer. At any time up to the end of the term, Dimension Data shall at a minimum provide the following services:

•                  Provision of an inventory database indicating the Elements (in machine-readable and human-readable form);

•                  Configuration details of the Elements;

•                  Soft copy of reports available during the term of this Agreement and the termination phase (if such phase is subsequent to the term);

•                  Permission to use any APIs developed during the term;

•                  Development of reports as may be required for Customer to manage its Elements subsequent to the term of this Agreement.

It is agreed that any services required of Dimension Data by Customer (i) if during the term exceeds the scope of Schedule 1 or (ii) subsequent to the term, Dimension Data may charge for the services at its then-current hourly rate or as otherwise agreed by the parties.

4.3                                                         Customer may order additional Services under this Agreement by signing additional Schedule(s).  All additional Services are subject to acceptance by Dimension Data and will be governed by the terms and conditions of this Agreement and any agreed terms and conditions attached to specific Schedules and signed by both parties.   Acceptance by Dimension Data will be effective when the duly authorised representative of Dimension Data signs such Schedule(s).

5.                                       CHARGES AND PAYMENTS

5.1                                                         The charges for Services stated on the Schedules are those in effect on the Effective Date and may be revised to Dimension Data’s standard charges in effect from time to time upon 90 days prior written notice to Customer before the end of the then-current term, but revision of charges shall not be implemented for periods already paid in advance by Customer.

Charges for Services will be invoiced and paid within thirty days of receipt on invoice.  All payments shall be effected without deduction or set-of within 30 days of the date of invoice.

5.2                                                         Dimension Data shall be entitled to impose a late payment charge equal to the lesser of 1.5% per month (pro-rata for a portion of a month) of the overdue amount, or the maximum rate allowed by law.  Customer shall pay any such late payment charge on notification by Dimension Data of the amount thereof and that it has exercised its rights in terms hereof.

5.3                                                         Charges for services not covered by this Agreement, services performed outside the specified periods of coverage and commercial travel and per diem expenses not included in the coverage will be invoiced separately at Dimension Data’s standard service rates subject to Customer’s prior written approval.

5.4                                                         All invoices shall be sent to VIA NET.WORKS Europe Holding B.V. However, VIA may request Dimension Data to send invoices to the various VIA entities that are receiving the Services in amounts agreed by the parties, which shall be equal to the aggregate amount payable by VIA NET.WORKS Europe Holding B.V. In such an event, the parties shall agree upon the new invoicing structure to ensure that Dimension Data is not  adversely affected. In any event VIA NET.WORKS Europe Holding B.V. shall remain liable for all unpaid balances by any other member of the VIA Group.

6.                                       TAXES

Customer will pay any taxes, duties or levies (including Value Added Tax) which Dimension Data becomes obligated to pay by virtue of this Agreement but excluding taxes based on the net income of Dimension Data. All charges referred to in clause 5 and in Schedules attached hereto are exclusive of Value Added Tax or similar taxes.

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7.                                       REPLACEMENT PARTS

Equipment parts, which are removed for replacement by Dimension Data, shall become the property of Dimension Data, upon replacement by Dimension Data.  Equipment parts replaced by Dimension Data become the property of Customer, upon installation thereof by Dimension Data.

8.                                       CUSTOMER’S OPERATIONAL RESPONSIBILITIES

8.1                                                         Customer has sole responsibility for use of the Equipment and Software, including operating procedures, audit controls, accuracy and security of input and output data, restart and recovery routines, and other procedures necessary for Customer’s intended use of the Equipment and Software.

8.2                                                         Customer will ensure that its personnel are, at all times, educated and trained in the proper use and operation of the Equipment and Software and that the Equipment and Software are used in accordance with applicable manuals and instructions.

8.3                                                         Customer will maintain back-up data necessary to replace critical Customer data in the event of loss or damage to such data from any cause except to the extent such data is collected and/or stored by Dimension Data pursuant to any Schedule. Any data lost by Dimension Data will be restored at Dimension Data cost.

8.4                                                         To enable Dimension Data properly to provide Services, Customer will, in addition to any requirements or obligations specified in any Schedule:

8.4.1                                                                        maintain the operating environment in accordance with the Product Manufacturers specifications or specifications supplied by Dimension Data at the time of deployment;

8.4.2                                                                        provide Dimension Data full access to the Software and Equipment, subject only to Customer’s security rules;

8.4.3                                                                        follow Dimension Data’s procedures for determining whether or not remedial service is required at the time of deployment;.

8.4.4                                                                        follow Dimension Data’s instructions for obtaining off-site maintenance and support, if applicable;

8.4.5                                                                        fully co-operate with the Dimension Data Support Centre in the resolution of any reported fault;

8.4.6                                                                        keep such records relating to the use and performance of the Products as may reasonably be requested by Dimension Data from time to time and ensure that Customer provides such records to Dimension Data’s personnel at all reasonable times;

8.4.7                                                                        provide Dimension Data with all reasonable assistance and information to assist Dimension Data to provide the Services; and

8.4.8                                                                        supply all communication interfaces (except those kept by Dimension Data on Customer site for use by Dimension Data in the provision of the Services) required by Dimension Data to enable it to provide any of the Services.

8.5                                                         To determine eligibility and pre-requisites for Services to be deployed subsequent to the initial deployment described in Schedule 1, Dimension Data may require inspection, at Customer expense, of Equipment which:

8.5.1                                                                        has not been maintained continuously by Dimension Data from the date of purchase or lease by Customer; or

8.5.2                                                                        has been relocated; or

8.5.3                                                                        requires refurbishment; or

8.5.4                                                                        has not been acquired from Dimension Data.

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9.                                       PROTECTION OF PROPRIETARY INFORMATION

9.1                                                         Customer will keep in confidence and protect Proprietary Information from disclosure to third parties and restrict its use as provided in this Agreement. Customer acknowledges that unauthorised disclosure of Proprietary Information may cause substantial economic loss to Dimension Data or its licensors.   Proprietary Information shall not be copied, in whole or in part, except when essential for correcting, generating or modifying Proprietary Information for Customer’s authorised use.  Customer will mark each copy, including its storage media, with all notices which appear on the original.  This Agreement, including the Schedules hereto, contains Proprietary Information and consequently shall not be disclosed to any third party without the prior written consent of Dimension Data provided that no consent shall be required for disclosure of this Agreement, including the Schedules hereto, to the Auditor and professional advisors of Customer and employees of Customer who Customer deems appropriate, or to any authorities who by law are entitled thereto.

9.2                                                         Dimension Data will keep in confidence and protect Customer Proprietary Information from disclosure to third parties and restrict its use as provided in this Agreement. Dimension Data further agrees that to the extent such Customer Proprietary Information includes end user data Dimension Data shall abide by all applicable data protection laws specifically by storing and protecting data in accordance with the Attachment attached herewith as Attachment 1 “Data Protection”.  Dimension Data acknowledges that unauthorised disclosure of Customer Proprietary Information may cause substantial economic loss to Customer.   Customer Proprietary Information shall not be modified in any manner whatsoever and may be viewed or stored only in accordance with the applicable Schedule.  No Customer Proprietary Information shall be disclosed to any third party without the prior written consent of Customer provided that no consent shall be required for disclosure of any Customer Proprietary Information to any authorities who by law are entitled thereto.

9.3                                                         Upon termination or cancellation of any license agreement relevant to the Software, Customer will at Dimension Data’s option destroy (and, in writing, certify destruction) or return to Dimension Data all copies of the Software, the license for which has been so terminated or cancelled and any other related Proprietary Information in Customer’s possession (including Proprietary Information incorporated in other software or writings).

9.4                                                         Upon termination or cancellation of this Agreement Dimension Data shall return to Customer all Customer Proprietary Information.

9.5                                                         Customer will inform its auditors, professional advisers and employees of their obligations under this clause 9 and instruct them so as to ensure such obligations are met.

9.6                                                         This clause 9 will survive termination or cancellation of this Agreement.

9.7                                                         This Agreement does not transfer to Customer title to any intellectual property contained in any Software, documentation or Proprietary Information.

9.8                                                         This Agreement does not transfer to Dimension Data any rights to the Customer Proprietary Information other than as expressly set forth in this Agreement or in any Schedule.

9.9                                                         Work Developed by the Parties.  It is agreed that reports and supporting documentation shall be developed by Dimension Data for Customer during the term of this Agreementsetting forth the functionality of Customer’s network (“Data”).  Dimension Data will disclose and promptly furnish to Customer any and all Data. VIA shall have perpetual ownership, including copyrights, trade secrets and other intellectual property rights in respect of the Data.Dimension Data agrees that it shall have no right to use the Data for any purpose without Customer’s written consent in each instance.

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10.                                 SUB-CONTRACTORS

Dimension Data shall have the right to sub-contract such persons as Dimension Data in its reasonable discretion considers necessary to enable Dimension Data to fulfill its obligations under this Agreement.  Dimension Data shall be liable for any breach of this Agreement caused by any sub-contractor. Dimension Data shall use reasonable endeavours to inform Customer of sub-contractors who are performing services for Customer.

11.                                 WARRANTIES AND DISCLAIMERS; INDEMNITIES

11.1                                                   Dimension Data warrants that:

11.1.1                                                                  it has full capacity and all necessary consents to enter into this Agreement;

11.1.2                                                                  the Services will be performed by appropriately experienced and suitably qualified personnel in a proper and professional manner, in accordance with the applicable Schedule, good industry practice and Dimension Data’s own established internal procedures;

11.1.3                                                                  it will observe all statutory health and safety regulations currently in force and any additional safety regulations imposed by the Customer over its premises provided that such regulations are made available to Dimension Data and its agents;

11.2                                                   Warranties for replacement parts are limited to the warranty applicable to the original part replaced and will in no event extend the warranty period or conditions that applied to the original part.

11.3                                                   Because not all errors in Software can or need be corrected, Dimension Data does not warrant that all Software defects will be corrected.  Similarly, Dimension Data does not warrant that the functions contained in the Software will meet Customer’s requirements or that the Software will operate in all combinations selected for use by Customer.

11.4                                                   Services whether provided during any applicable warranty period in relation to the Products or thereafter, do not cover repair or damage attributable to any matters or events referred to in clause 18.

11.5                                                   The warranty period for the Products will start on the date on which the Product Manufacturers warranty period starts and shall be limited to the Product Manufacturers warranty which shall in no event be less than ninety days from the date of delivery.

11.6                                                   Except as expressly stated in this agreement or in any Schedule, Dimension Data gives no warranties, express or implied, by operation of law or otherwise.  Without derogating from the generality of the foregoing, the warranties of “fitness for a particular purpose” and “merchantability” are excluded.  Any warranties given by Dimension Data extend solely to the customer.

11.7                                                   Indemnification

11.7.1                                                                  Dimension Data hereby releases, and agrees to defend, indemnify and hold harmless Customer and each of its directors, officers, agents, representatives and employees from and against any injury, liability, suits, claims, losses or damages of any kind or nature whatsoever for bodily injuries, property damage, loss of life or property, and claims of third parties, (all referred to as “Claims”) incurred in connection with actions arising out of or in any way connected with Dimension Data’s activities or failure to act arising pursuant to its rights or obligations under this Agreement, including its access to the Equipment and Software, except where those Claims caused or occasioned solely by the negligence or willful misconduct of Customer.

11.7.2                                                                  Customer hereby releases, and agrees to defend, indemnify and hold harmless Dimension Data and each of its directors, officers, agents, representatives and employees from and against any injury, liability, suits, claims, losses or damages

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of any kind or nature whatsoever for bodily injuries, property damage, loss of life or property, and claims of third parties, (all referred to as “Dimension Data Claims”) incurred in connection with actions arising out of or in any way connected with Customer’s activities or failure to act arising pursuant to its rights or obligations under this Agreement, except where those Dimension Data Claims caused or occasioned solely by the negligence or willful misconduct of Dimension Data.

11.7.3                                                                  Dimension Data shall not under any circumstances be obliged during the term of this agreement, or any renewal thereof, to employ or offer any employment to a Customer employee whose employment with the Customer has ceased for any reason. Similarly, to the extent any law requires a transfer of any Customer employee to Dimension Data as a result of the undertakings agreed by Dimension Data pursuant to this Agreement, it is understood that Dimension Data shall not be obliged to continue the employment relationship. Accordingly the Customer hereby releases, and agrees to defend, indemnify and hold harmless Dimension Data and each of its directors, offers, agents, representatives and employees from and against any injury, liability, suits, claims, losses or damages of any kind or nature whatsoever instituted by a Customer employee(s) for loss of employment and associated salary and employment benefits arising out of or any way connected with the rendering by Dimension Data of the Services under this agreement or the performance of any other obligation by Dimension Data in terms thereof

11.8                                                   Dimension Data shall permit Customer to perform audits from time to time (but in no event more than once annually) upon no less than forty-eight (48) hours’ notice to Dimension Data for the internal systems used by Dimension Data to perform the Service in order for Customer to determine whether DD has effective controls in place to ensure the integrity of its systems, including but not limited to unauthorised access or the protection of data. Only the Customer (and no other member of the VIA Group) may perform the audit

12.                                 ALTERATIONS, ATTACHMENTS AND RELOCATION OF PRODUCTS

12.1                                                   Dimension Data is not responsible for any malfunction, non-performance or degradation of performance of Equipment and Software, caused by or resulting directly or indirectly from any alteration or attachment not approved in writing by Dimension Data.  Customer will be solely responsible for resulting infringement, personal injury or damage to property and Software.

12.2                                                   Customer will be responsible for any relocation of Equipment.  Customer must give Dimension Data notice in accordance with the change control procedure set forth in the applicable Schedule.

Equipment moved may continue to be serviced under this Agreement, at the option of Dimension Data, subject to Customer agreement to adjusted charges and response times.

13.                                 LIMITATION OF LIABILITY

13.1                                                   Dimension Data’s maximum liability for any single or series of connected claims arising out of the performance of a Service will not exceed an amount equal to the amount paid to Dimension Data by Customer in the 12 (twelve) months preceding the date on which the cause of action arose, in respect of the Service giving rise to such claim. Customer’s maximum liability for any single claim arising out of its obligations under this Agreement will not exceed an amount equal to the amount paid to Dimension Data by Customer in the 12 (twelve) months preceding the date on which the cause of action arose, in respect of the act or omissions giving rise to such claim.

13.2                                                   In no event will Dimension Data be liable whether claimed in breach of contract, tort or under statute for:

13.2.1                                                                  any incidental, indirect, special, punitive or consequential damages or loss, including, but not limited to, loss of use, revenues, profits or savings; or

13.2.2                                                                claims, demands or actions against Customer by any person, or payments made by or due from Customer to third parties; or

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13.2.3                                                                loss of or damage to Customer data from any cause except as expressly stated in any Schedule with regard to the restoration of data collected and/or stored by Dimension Data; or

13.2.4                                                                loss of funds contained in, dispensed by or associated with the Equipment or Software.

13.3                                                   In no event will Customer be liable whether claimed in breach of contract, tort or under statute for:

13.3.1                                                                any incidental, indirect, special, punitive or consequential damages or loss, including, but not limited to, loss of use, revenues, profits or savings; or

13.3.2                                                                claims, demands or actions against Dimension Data by any person, or payments made by or due from Dimension Data to third parties.

13.4                                                   The liability of Dimension Data shall not be limited where a cause of action arises from any of the following:

13.4.1                                                                fraud;

13.4.2                                                                Dimension Data’s gross negligence;

13.4.3                                                                the death of, or personal injury to, any person caused by negligence;

13.4.4                                                                under section 12 of the Sale of Goods Act 1979;

13.4.5                                                                under section 2 of the Supply of Goods and Services Act 1992.

13.5                                                   The liability of Customer shall not be limited where a cause of action arises from any of the following:

13.5.1                                                                fraud;

13.5.2                                                                Customer’s gross negligence; or

13.5.3                                                                the death of, or personal injury to, any person caused by negligence.

14.                                 TERMINATION, SUSPENSION AND CANCELLATION

14.1                                                   Either party may terminate Services upon expiration of the applicable 12-month term by written notice delivered at least 90 (ninety) days prior to the expiration of that term.  Failure to give such notice will result in the automatic renewal or extension of the Services for additional 1 (one) year terms, until terminated by way of written notice as aforesaid.

14.2                                                   Dimension Data may suspend Services on at least 14 days prior written notice to Customer if:

14.2.1                                                                  Any undisputed payment (provided that the disputed amount is legitimately disputed for bona fide reasons) under this Agreement is overdue by more than 10 days

14.2.2                                                                  any applicable site configuration falls below the minimum configuration required by Dimension Data.

14.3                                                   In the event that any Products become obsolete and are no longer supported by the Products Manufacturer or licensor therefor (collectively referred to as “Obsolete Products”) Dimension Data shall be entitled to terminate this Agreement in relation to such Obsolete Products on 90 days prior written notice to Customer.  In this event:

14.3.1                                                                this Agreement shall remain of full force and effect in respect of Products which are not obsolete;

14.3.2                                                                if Customer has paid fees and charges in advance in respect of Obsolete Products, Customer’s account will be credited pro-rata for the period following termination.

14.4                                                   Without prejudice to other remedies available to it in terms of this Agreement, Dimension Data may cancel this Agreement and any Schedules for default if Customer fails to:

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14.4.1                                                                make any arrear payment within 10 days; or

14.4.2                                                                cure any other default within 30 days as the case may be, of receipt of written notice calling upon Customer to make payment or remedy the default in question.

14.5                                                   Without prejudice to other remedies available to it in terms of this Agreement, Customer may cancel this Agreement for default if, upon receipt of written notice thereof, Dimension Data fails to cure any default within 14 days.

14.6                                                   Dimension Data may terminate Services on 30 days prior written notice if Dimension Data determines that Customer’s Software modification or failure to install a revision or update will interfere with the provision of such Services.

14.7                                                   Either Party may forthwith terminate this Agreement or Schedule by giving written notice to the other if the other Party become insolvent or bankrupt or enters into any arrangement for the protection of its creditors or goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the Company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that Party under this Agreement).

14.8                                                   Termination or cancellation of this Agreement will not affect any rights or duties arising under it with respect to Proprietary Information or payment of charges.

15.                                          NOTICES

15.1                                                   All notices required by this Agreement to be given to either Party will be sent to its address as provided on the cover page of this Agreement.

15.2                                                   Notices given in terms of this Agreement shall be sent by registered mail or a recognized overnight carrier with confirmation of receipt or delivered by hand or sent by facsimile and shall be deemed to have been received on the date of delivery or transmission (as the case may be) if same takes place during normal business hours, or if not, on the next following business day, in the case of hand delivery or facsimile transmission, or in the case of forwarding by overnight carrier on the 1st day after depositing the notice with the carrier or in the case of forwarding by registered mail, on the 3rd day after posting.

16.                                 OTHER PROVISIONS

16.1                                                   All risk of loss or damage to Equipment and Software will pass to Customer upon delivery to Customer’s site.

16.2                                                   Neither party will be liable for failure to fulfill its obligations when due to causes beyond its reasonable control due to Acts of God, strikes or lock outs of third parties  (“Force Majeure”). If any Force Majeure occurs in relation to either party which affects or may affect the performance of any of its obligations under this Agreement, it shall forthwith notify the other party as to the nature and extent of the circumstances in question.   Neither party shall be deemed to be in breach of this Agreement, or shall otherwise be liable to the other, by reason of any delay in performance, or the non-performance of any of its obligations under this Agreement to the extent that the delay or non-performance of that obligation is due to any Force Majeure of which it has notified the other party and the time for performance shall be extended accordingly.  If the performance by either party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for a continuous period in excess of fourteen days, the other party shall be entitled to terminate this Agreement by giving written notice to the party so affected, whereupon all money due up to the point shall be paid in accordance with the payment provisions set forth in Clause 5.1, and in particular Customer shall pay to Dimension Data all arrears of payments.

16.3                                                   Any failure or delay by either party in exercising any right or remedy will not constitute a waiver.

16.4                                                   The laws of England will govern this Agreement and the Parties accept the non-exclusive jurisdiction of the courts of England.

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16.5                                                   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. The terms and conditions of this Agreement will supersede all other terms and conditions submitted by Customer, and all and any written and oral communications between the parties.

16.6                                                   Dimension Data may cede its rights under this Agreement including, without limitation, the right to receive payments, without Customer’s consent.  Dimension Data will not assign its obligations under this Agreement without Customer’s prior written consent, which consent shall not be withheld unreasonably.  Customer will not cede, assign or transfer its rights or obligations under this Agreement without prior written consent of Dimension Data, which consent shall not be withheld unreasonably; provided that Customer may assign or transfer its rights or obligations under this Agreement to any other member of the VIA NET.WORKS group upon written notice to Dimension Data.

16.7                                                   This Agreement may be modified or added to only by a written addendum signed by a duly authorised representative of each party.

16.8                                                   Each clause and provision of this Agreement is severable, and if one or more paragraphs or provisions are declared invalid, the remaining provisions of this Agreement will remain in full force and effect.

16.9                                                   The terms and conditions appearing in the Schedule(s) hereto are hereby incorporated into this Agreement.  In the event of any conflict between the terms and conditions of this Agreement and those appearing in any Schedule(s), the terms and conditions of this Agreement shall prevail, unless expressly stated otherwise in a Schedule.

17.                                          ARBITRATION

17.1                                                   In the event of any dispute or difference arising between the parties hereof relating to or arising out of this Agreement including the implementation, execution, interpretation, rectification, termination or cancellation of this Agreement, the parties shall forthwith meet to attempt to settle such dispute or difference and, failing such settlement within a period of 14 (fourteen) days, the said dispute or difference shall be submitted to arbitration in England and finally resolved in accordance with the rules of Conciliation and Arbitration of the International Chamber of Commerce by an arbitrator or arbitrators appointed in accordance with those rules.  This clause will not preclude any Party from applying for or obtaining interim relief on an urgent basis from a Court of competent jurisdiction pending a decision of the arbitrator.

17.2                                                   The provisions of this clause shall continue to be binding on the parties, notwithstanding any termination or cancellation of this Agreement.

18.                                 EXCLUSIONS

18.1                                                   In addition to any exclusion set out in any Schedules to this Agreement, Services to be provided in terms of this Agreement do not include the provision of services, nor repairs or replacements necessitated by or related to:

18.1.1                                                                  damage caused by accident, fire, water, lightning, power surges or other act of God beyond Dimension Data’s reasonable control

18.1.2                                                                damage caused by riots, civil disorder, acts of violence, sabotage or similar acts of parties not within the control of Dimension Data;

18.1.3                                                                damage caused by abnormal operating conditions such as high or low temperatures or humidity or dust levels which are beyond the published environmental specifications of the Product Manufacturer as provided by Dimension Data;

18.1.4                                                                the negligent use, abuse or misuse of Products by Customer or any third party appointed by the Customer;

18.1.5                                                                damage during any transportation of Products not carried out by Dimension Data;

18.1.6                                                                electrical work, not performed by Dimension Data or its subcontractor;

Service Level Agreement
Effective Date:
Reference No:

11

18.1.7                                                                causes external to the Equipment such as failure or fluctuation of electrical power;

18.1.8                                                                Obsolete Products; or

18.1.9                                                                the restoration of lost data from any Products, or equipment connected to Products.

19.                                 Non-solicitation

For the duration of this Agreement and for 12months thereafter, Customer shall not directly or indirectly, employ, solicit or offer employment (save for the employment of such individual pursuant to placement by an employment agency) to any employee of Dimension Data who is or was employed or involved in the provision of the Services, nor shall it solicit, entice, encourage or persuade any such employee to terminate his/her employment with Dimension Data.

CUSTOMER ACKNOWLEDGES HAVING READ AND UNDERSTOOD THIS AGREEMENT (INCLUDING ALL ATTACHED SCHEDULES) AND IS NOT ENTERING INTO THIS AGREEMENT ON THE BASIS OF ANY REPRESENTATIONS NOT EXPRESSLY SET FORTH IN IT.

Signed for and on behalf of Customer:

/s/ Ray Walsh	12/05/03
SIGNATURE	DATE

Ray Walsh	SVP Operations
NAME (PRINTED)	DESIGNATION

Signed for and on behalf of Dimension Data Network Services Limited.

/s/ Andrew Carlsen	13/05/03
SIGNATURE	DATE

Andrew Carlsen	C.O.O.
NAME (PRINTED)	DESIGNATION

Service Level Agreement
Effective Date:
Reference No:

12

Attachment 1

DATA PROTECTION

1                 Data Protection Registration

In relation to all Personal Data, Dimension Data shall at all times comply with the DP Regulations, as a data controller if necessary, including maintaining a valid and up to date registration or notification under the DPA covering the data processing activities to be performed in connection with the Services.

2                 Processing of Personal Data

Dimension Data:

2.1         shall process Personal Data belonging to the Customer only on the instructions of the Customer (subject to compliance with applicable law);

2.2         shall only undertake processing of Personal Data reasonably required in connection with the Services and shall not transfer any Personal Data to any country or territory outside the European Economic Area;

2.3         shall use all reasonable endeavours to procure that all relevant sub-contractors comply with this clause 2. For the avoidance of doubt a relevant sub-contractor is one which processes Personal Data belonging to the Customer.

In the event that Dimension Data cannot comply with this clause for any reason whatsoever, it will inform the Customer as soon as reasonably practicable, who is then entitled to suspend the transfer of Personal Data  and/or terminate this Agreement.

3               Disclosure of Personal Data

Dimension Data shall not disclose Personal Data to any third parties other than:

3.1         to employees and sub-contractors to whom such disclosure is reasonably necessary in order for Dimension Data to carry out the Services; or

3.2         to the extent required under a court order or to comply with a law;

provided that any disclosure under clause 3.1 shall be made subject to written terms substantially the same as, and no less stringent than, the terms contained in this clause 3 and that Dimension Data shall give notice in writing to the Customer of any disclosure of Personal Data which it or a sub-contractor is required to make under clause 3.2 immediately it is aware of such a requirement.

4                 Technical Measures to Protect Personal Data

4.1         Dimension Data shall bring into effect and maintain and shall use all reasonable endeavours to ensure that all relevant sub-contractors have in effect and maintain all reasonable technical and organisational measures necessary to prevent unauthorised or unlawful processing of Personal Data and accidental loss or destruction of, or damage to, Personal Data including but not limited to taking reasonable steps to ensure the reliability and probity of Staff having access to the Personal Data.

4.2         The Customer may, at reasonable intervals, request a written description of the technical and organisational methods employed by Dimension Data and the relevant sub-contractors referred to in clause 4.1.  Within seven days of such a request, Dimension Data shall supply written particulars of all such measures as it is maintaining detailed to a reasonable level such that the Customer can determine whether or not, in connection with the Personal Data, it is compliant with the DP Regulations. Dimension Data shall use all reasonable endeavours to ensure that the sub-contractors also comply with such requests.

5                 Personal Data Supplied to the Customer

Dimension Data shall ensure that any Personal Data it obtains and provides to the Customer has been lawfully obtained and complies with the DP Regulations and that the use thereof in accordance with this Agreement shall not breach any of the provisions of the DP Regulations.

6                 Subject Access

6.1         If under the DP Regulations, the Customer is required to provide information to a data subject in relation to Personal Data when such data is in the possession or under the control of Dimension Data; and the Customer informs Dimension Data in writing that this is the case; then Dimension Data shall guarantee reasonable and prompt co-operation to the Customer in meeting its obligations under the DP Regulations including making copies of the relevant Personal Data to the extent the same are in its possession.

13

6.2         Each party shall provide the other as soon as reasonably practicable, with such information in relation to Personal Data and their processing as the other party may reasonably request in writing and the party asked to provide the relevant data may reasonably be able to provide in order for the other party to:

6.2.1                        comply with its obligations under this clause and the DP Regulations; and

6.2.2                        assess whether the processing of these Personal Data in connection with this Agreement is breaching or may breach the DP Regulations in a manner which is material and not effectively sanctioned by any guidance statement issued by the applicable Supervisory Authority.

7                 Data Management

7.1         Dimension Data and the Customer shall each take reasonable precautions (having regard to the nature of their respective obligations under this Agreement) to preserve the integrity of the Personal Data and to prevent any corruption or loss thereof.

7.2         Dimension Data shall ensure that a back-up copy of the Personal Data is made in accordance with the arrangements specified in the applicable Schedules and that such copy is recorded on media from which the Customer Data can be re-loaded in the event of any corruption or loss of the Customer Data.

8                 Audit

Dimension Data agrees:

8.1         that it will at the request of the Customer submit its facilities for processing Personal Data under this Agreement for audit.  The audit shall be carried out by the Customer or an inspection body composed of independent members [in possession of the required professional qualifications, bound by a duty of confidentiality, selected by the Customer and, where applicable, in agreement with the Supervisory Authority.

8.2         that it will promptly notify the Customer with full details of:

8.2.1                        any legally binding request for disclosure of the Personal Data by a law enforcement body (unless prohibited by law); and

8.2.2                        any accidental or unauthorised access or disclosure by any identified or unidentified person whatsoever.

9                 Data Protection Indemnity

Dimension Data shall indemnify and keep indemnified the Customer against all liabilities, costs, losses, judgements, reasonable legal costs, damages, claims and expenses arising from or incurred by it in respect of any breach of this Attachment 1 by Dimension Data.

Definitions

“DP Regulation”

the United Kingdom Data Protection Act 1998 and all subordinate legislation made under it and all primary and subordinate legislation for the time being re-enacting, consolidating or modifying the same and/or the equivalent national legislation implementing Directive 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data in any other Member State of the European Union in which the Customer is established

“data subject”

a natural person who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specified to his physical, physiological, mental, economic, cultural or social identity

“Personal Data”	data relating to a data subject and transferred by the Customer to Dimension Data from time to time both before and after the Effective Date

“the Supervisory Authority”

the United Kingdom Information Commissioner or any other relevant data protection authority in the United Kingdom from time to time appointed or their equivalent in any other Member State in which the Customer is established

14

Schedule 1

Via Networks

INSITE Service Summary

Version A.01

30th April 2003

1.1.1.1.1.1.1.1.1

Dimension Data Network Services Ltd

Dimension Data House

Brooklands Close

Sunbury-on-Thames

Middlesex

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

Dimension Data primary Contact Details

We welcome any inquiries regarding this document, its content, structure or scope. Inquiries should be directed to:

*****

Confidentiality Statement

This document from Dimension Data Network Services Ltd is provided solely for evaluation by Via Networks.

This document, or any information contained within it, must not be provided or issued to any third party without prior written consent of Dimension Data Network Services Ltd. This restriction does not apply to ‘copies’ for the sole use of Via Networks staff related to this project.

© Dimension Data

1 February 2003

2

Table of Content

1.	Pricing
2.	Additional Pricing
3.	Contract Term & Payment
4.	Detail of managed elements
4.1.	Break down of managed elements.
5.	Dimension Data Network Services Insite Levels — Functionality Matrix
5.1.	Call process.
6.	Centre of operations.

© Dimension Data

1 February 2003

3

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

1                 Pricing

The pricing quoted is to manage a total of 10319 elements as presented in section 2.1 Break down of managed elements Figure 1.

Summary of elements:

Level 1	923 elements

Level 2	166 elements

Level 3	9230 elements

Once off Deployment cost of ******* US Dollars and an annual cost of ********* US Dollars.

© Dimension Data

1 February 2003

4

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

2.              Additional Pricing

1.Additional Pricing Moving Forward Per Element Per Year.

Sliding Scale discount structure
Elements	Cost per Element
10,000 — 12,500	$	*****
12,501 — 15,000	$	*****
15,001 — 17,500	$	*****
17,501 — 20,000	$	*****
20,001 +	$	*****

The Deployment charge for additional Moves Adds & Changes (Relocation) *****.

Sliding Scale discount structure
Agent	$ ***** per Base Agent
Agents	Cost per AIM Agent
1 — 4	$	*****
5 — 9	$	*****
10 — 24	$	*****
25 — 49	$	*****
50 — 74	$	*****
75 — 99	$	*****
100 +	$	*****

© Dimension Data

1 February 2003

5

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

3.              Contract Term & Payment

The contract term for this agreement will be for an initial period of 12 months starting from Point of signature to the Master Services Agreement. Dimension Data will require a Purchase Order from Via Networks for the initial term.

Payment terms for this agreement shall be $***** deployment to be invoiced on contract signature. Thereafter for the following months until the whole network is deployed Dimension Data will invoice Via NET.WORKS at the end of the month for *****.

Once the whole network is deployed. Dimension Data will issue an invoice quarterly in advance throughout the contract term.

Dimension Data will invoice VIA NET.WORKS thirty days prior to service commencement. for the subsequent period. For example the first invoice would be raised 1st April 2003 with service commencing 1st May 2003 & the second invoice raised 1st June 2003  for service commencement 1st July 2003.

© Dimension Data

1 February 2003

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4.              Detail of managed elements

4.1       Break down of managed elements.

MANAGED OBJECTS	LEVEL- 1	LEVEL- 2	LEVEL- 3	TOTAL	24- HOUR
Routers	0	0	1,959	1,959	1,959
Bridges, Brouters	0	0	N/A	0	0
Switch / Chassis	0	166	N/A	166	166
Switch Ports	0	0	3,000	3,000	3,000
Switch Router Blades	0	0	N/A	0	0
WAN Links	0	0	3,971	3,971	3,971
PVC’s (DLCI Pairs)	0	0	0	0	0
Server H/W Platforms	0	0	300	300	300
Server Applications	N/A	N/A	N/A	0	0
Hubs	0	0	N/A	0	0
Generic SNMP devices	923	N/A	N/A	923	923
Call Managers	0	0	0	0	0
IP Phones	0	0	0	0	0
TOTAL OBJECTS	923	166	9,230	10,319	10,319

Figure 1 – Matrix of managed elements required by Via Networks.

Dimension Data shall provide the Insite managed service to VIA NET.WORKS in accordance with this Schedule. Insite, Dimension Data’s online, real-time monitoring and managed service consists of Level1, Level2 and Level3 services. The above matrix details the level of service required by VIA NET.WORKS. Dimension Data will monitor the VIA NET.WORKS network 24hr x 7dys x 365dys a year and report any faults to VIA NET.WORKS in accordance with the level of service that VIA has purchased for each managed element. Further definition of the various levels of service within Insite can be found in Appendices A, B & C, attached hereto.

Elements coved by Insite Level3:

Routers                                                      1959

Switch Ports                             3000

Wan Links                                      3971

Server H/W                                 300

Elements coved by Insite Level2:

Switch/Chassis              166

Elements coved by Insite Level1:

Generic SNMP devices                      923

© Dimension Data

1 February 2003

7

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

5.              Dimension Data Network Services Insite Levels – Functionality Matrix

1	Insite Deployment	Cisco	LEVEL-1	LEVEL-2	LEVEL-3
1.1	Basic Deployment		b	b	b
1.2	Physical Site Deployment				b
1.3	Implementation of Authentication Service				b
1.4	6 Week Baseline Review			b	b
1.5	Configuration Baseline	*			b

2	Fault Management		LEVEL-1	LEVEL-2	LEVEL-3
2.1	Reactive Device/Agent/Port Monitoring		b	b	b
2.2	Carrier Management Service (WAN only)		b	b	b
2.3	Call Management Centre		b	b	b
2.4	Incident Management		b	b	b
2.5	Escalations Management		b	b	b
2.6	Multi-dimensional Notification Management		b	b	b
2.7	Priority Call Management		b	b	b
2.8	ISDN Link Management (WAN only)	*			b
2.9	Out of Band Management				Optional

3	Service Level Performance Parameters		LEVEL-1	LEVEL-2	LEVEL-3
3.1	Initial Notification (N1 from Time 0)		***** mins	***** mins	***** mins
3.2	Investigation Notification (N2 from Time 0)		***** mins	***** mins	***** mins
3.3	Update Intervals (N3 — Can be parked)		***** mins	***** mins	***** mins
3.4	Restoration Notification (N4)		***** mins	***** mins	***** mins

4	Configuration Management		LEVEL-1	LEVEL-2	LEVEL-3
4.1	GSOA Configuration Management		b	b	b

© Dimension Data

1 February 2003

8

4.2	Basic Device Configuration Management (WAN only)	*	b	b	b
4.3	Enhanced Configuration Management (WAN only)	*		b	b
4.4	Ad hoc Reconfiguration Service (WAN only)	*			b
4.5	Managed Device Database		b	b	b
4.6	Customer Updated Diagrams		b	b
4.7	Online Network Diagrams	*			b
4.8	TCP/IP Address Management				Optional

5	Change Management		LEVEL-1	LEVEL-2	LEVEL-3
5.1	Network Change Management			b	b
5.2	Q&A and Impact Analysis				b

6	Security Management		LEVEL-1	LEVEL-2	LEVEL-3
6.1	Secure Network Connection		b	b	b
6.2	Basic Access Control (WAN & CAMPUS only)			b	b
6.3	Device Security Management (WAN & CAMPUS only)	*			b
6.4	Access Audit Trails (WAN & CAMPUS only)	*			b

7	Insite Service Portal Functionality		LEVEL-1	LEVEL-2	LEVEL-3
7.1	Live Events Screens		b	b	b
7.2	Service Call Review		b	b	b
7.4	Service Request Logging		b	b	b
7.5	Managed Device Information		b	b	b
7.6	Historical Events Reporter		b	b	b

8	Performance Management		LEVEL-1	LEVEL-2	LEVEL-3
8.1	Live Device Metric Graphs		b	b	b
8.2	Service Health Reports:
	Monthly			b	b
	Weekly			b	b
	Daily				b
8.3	Service Level Reports			b	b

© Dimension Data

1 February 2003

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8.4	At-a-Glance Reports				b

9	Threshold Management		LEVEL-1	LEVEL-2	LEVEL-3
9.1	Threshold Event Reporting		b	b	b
9.2	Threshold Monitoring			b	b
9.3	Critical Threshold Notification			b	b
9.4	Major Threshold Notification				b
9.5	Configurable Thresholds			b	b

10	Proactive Engineering		LEVEL-1	LEVEL-2	LEVEL-3
10.1	Weekly Events Analysis				b
10.2	Analysis of “Situations to watch”				b
10.3	Fortnightly Configuration Analysis (WAN only)	*			b

11	Service Delivery Management		LEVEL-1	LEVEL-2	LEVEL-3
11.1	Service Delivery Management
11.2	Quarterly Meetings		b
11.3	Monthly Meetings			b	b

* – This functionality is available for Cisco networking equipment, Fore Systems and SNMP based switches.

5.1.    Call process.

Dimension Data’s call management centre will only accept calls from VIA NET.WORKS and their carriers. Please refer to the Insite service level definition document. Dimension Data will not accept any calls directly from any VIA NET.WORKS customers.

© Dimension Data

1 February 2003

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6.              Centre of operations.

Dimension Data will deliver the Insite service to VIA NET.WORKS through the Sunbury operations centre. This proposal allows for connectivity between Dimension Data and VIA NET.WORKS by means of 2 x 1Meg links this will ensure redundancy in the event of a link failure.  The primary link will be between Dimension Data House, Brooklands Close, Sunbury-on-Thames, Middlesex, TW16 7DX and Telehouse, Docklands, Coriander Avenue, London, E14 2AA.

A secondary link between Dimension Data and VIA NET.WORKS will be procured to TeleHouse.

Further links from Dimension Data are available to Via Network sites or countries at additional cost above the submitted cost.

© Dimension Data

1 February 2003

11

•                  Attachment 1a

Service Parameters for Service Credits

© Dimension Data

1 February 2003

12

Attachment 2 Suggested Service parameters

•                  Notification Timeframes – based upon timeframes stated in each Service Level Description with a service level attached thereto, e.g., 99.9% of the time.

•                  Resolution of Call Updates  –based upon timeframes stated in each Service Level Description with a service level attached thereto, e.g., 99.9% of the time.

•                  Timely Reporting  –based upon timeframes stated in each Service Level Description with a service level attached thereto, e.g., 99.9% of the time.

•                  Service Uptime - based upon timeframes stated in each Service Level Description with a service level attached thereto, e.g., 99.9% of the time. The Service is to be performed 7x24hr x 365dys. If the Service Level should fall below this level the parties shall immediately review the cause and agree to a mutually agreed timeframe to resolve any fault prior to Customer seeking any termination of the Agreement (subject always to clause 14.5 of the Master Services Agreement).

•                  Change Management – Dimension Data can respond to a change request within 4 hours of the customer requesting the change, but will require a period of 36 hours to update all internal systems to enable service reporting. Should there be an issue with regards to the timing of requests being actioned there will be a clearly defined escalation path for the client to seek immediate remedy to any such issues through a Service Delivery Manager this will be outlined through the deployment phase.

•                  Reports – All reports required under the Agreement shall be available within 4 hours after the delivery date of the scheduled reports, although they will not include any changes that have been acknowledged by Dimension Data within the previous 36 hours as all internal systems may not have been modified of the change. Should there be an issue with regards to the timing of requests being actioned there will be a clearly defined escalation path for the client to seek immediate remedy to any such issues through a Service Delivery Manager this will be outlined through the deployment phase.

•                  7x24x365 Service – The Service is to be performed 7x24hr x 365dys. If the Service Level should fall below this level the parties shall immediately review the cause and agree to a mutually agreed timeframe to resolve any fault prior to Customer seeking any termination of the Agreement (subject always to clause 14.5 of the Master Services Agreement).

© Dimension Data

1 February 2003

13

Operational Service

Attachment 3 Escalation Process and Service Review

Preparation

Action	Name	Date
Prepared by:	Libby Harris	03.12.02

Release

Version	Date Released	Change Notice	Pages Affected	Remarks
1.0	03.12.02	Released	All	1st Draft

www.didata.com	Confidential Page #1

Operational Service

1.              Overview

Dimension Data operate in accordance with strict escalation process to ensure that all customers are delivered a high level of service.  This document is designed to show this process and provide all details needed to access both the Operations Centre and the Escalation Process.

2.              Technical Operational Support Escalation Procedure

Dimension Data provides access to The Network Support Centre for technical support 24 hours a day; 7 day’s a week.

Access is gain through the following methods.

•                  Phone - +44 (0) 1932 815555

•                  E-mail - support@uk.didata.com

•                  Portal – https://services.eu.didata.com

Dimension Data Communication Centre will log the call on their call tracking system, issue the customer with a unique call log number.

The customer will be asked to provide the following information.

Serial number of unit

Full fault description

Site at which defective unit is situated – Post code

Name and telephone number of person making call

Name and telephone number of person to contact on site, if different

The information will be verified against the Database for validation during the call.

The priority of the call will be negotiated, between The Customer and The Communication Centre at this stage, to ensure that the customer receives the relevant service and escalation.

www.didata.com	Confidential Page #2

Operational Service

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

Fault Priority:

Priority 1:              Production network is down, causing critical impact to business operations if service is not restored quickly.  No work around is available. DDNS, the manufacturer and the customer are willing to commit substantial resources around the clock to resolve the situation.

Priority 2:              Production network is severely degraded, impacting significant aspects of business operations.  No work around is available.  DDNS, the manufacturer and the customer are willing to commit full time resources during business hours to resolve the situation.

Priority 3:              Network performance is degraded.  Network functionality is noticeably impaired, but most business operations continue.

Priority 4:              Customer requires information or assistance on product capabilities, installation or configuration.

Once a priority is assigned to a call it will be escalated in accordance with the Company escalation procedure listed below: -

Elapsed Time	Priority 1	Priority 2	Priority 3	Priority 4
1 hour	*****
2 hours	*****	*****
4 hours	*****	*****	*****
8 hours		*****
12 hours	*****
24 hours			*****
48 hours	*****			*****
72 hours
96 hours		*****

www.didata.com	Confidential Page #3

Operational Service

Escalations

Dimension Data operate a 24 hour Duty Manager roster for escalation to Managed Services Senior Management.  This escalation is available to all customers at all times.  The escalation is done through the Communication Centre on the mail Network Support phone number.

The Duty Manager will lias with the client senior management to keep the in touch with all aspects of the fault and it’s progress.

This escalation does not replace any other policies that are in place for individual customers.

3.              Useful Contacts

To log a support call, or get technical assistance please contact our Network Support Centre.

Network Support Centre	+44 (0) 1932 815555
Email	support@uk.didata.com
Portal	https://services.eu.didata.com

For issue’s relating to the Support Contract, we have a team of administrators available to help you.

Deployments	+44 (0) 1932 814800
Fax	+44 (0) 1932 814808
Email	deployment-alert@uk.didata.com

To contact sales in your local areas or any other general query listed below are the four offices of Dimension Data Network Services Limited and details of how to contact them.

Head Office in Sunbury	+44 (0) 1932 814800
Fax	+44 (0) 1932 814808

London Office	+44 (0) 207 651 7000
Fax:	+44 (0) 207 651 7001

Scottish Office	+44 (0) 1698 464080
Fax:	+44 (0) 1698 464081

Warrington Office	+44 (0) 1925 602942
Fax:	+44 (0) 1925 267464

For any general information please e-mail us at info@uk.didata.com.

www.didata.com	Confidential Page #4

Insite

Service Level Description

Schedule A

Level 1

1

TABLE OF CONTENTS

1	INSITE LEVELS - FUNCTIONALITY MATRIX
2	FAULT MANAGEMENT
	2.1	Reactive Device/Agent/Port Monitoring
	2.2	Carrier Management Service
	2.3	Call Management Centre (CMC)
	2.4	Incident Management
	2.5	Escalations Management
	2.6	Notification Management
	2.7	Priority call management
3	SERVICE LEVEL PERFORMANCE PARAMETERS
4	INSITE DEPLOYMENT
	4.1	Basic Deployment
5	CONFIGURATION MANAGEMENT
	5.1	GSOA Configuration Management
	5.2	Basic managed device configuration file management
	5.3	Managed device database
	5.4	Customer Updated Diagrams
6	SECURITY MANAGEMENT
	6.1	Secure Network Connection
7	INSITE SERVICE PORTAL FUNCTIONALITY
8	PERFORMANCE MANAGEMENT
9	EXCLUSIONS

2

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

1.              INSITE LEVEL 1 - FUNCTIONALITY MATRIX

The following Functionality Matrix represents the deliverables of the Insite service. Each of these points are defined in the content of this document.

Fault Management
Reactive Device/Agent/Port Monitoring	✓
Carrier Management Service (WAN only)	✓
Call Management Centre	✓
Incident Management	✓
Escalations Management	✓
Notification Management	✓
Priority Call Management	✓

Service Level Performance Parameters
Initial Notification	***** min
Investigation Notification	***** min
Update Intervals	***** min
Restoration Notification	***** min

Insite Deployment
Basic Deployment	✓

Configuration Management
GSOA Configuration Management	✓
Basic Device Configuration Management	✓
Managed Device Database*	✓
Customer Updated Diagrams	✓

Security Management
Secure Network Connection	✓

Insite Service Portal Functionality
Live Events Screens	✓
Service Call Review	✓
Network Diagram*	✓
Service Request Logging	✓
Managed Device information*	✓
Historical Events reporter	✓

Performance Management
Live Device Metric Graphs	✓

Threshold Management
Threshold Event Reporting	✓

Service Delivery Management
Service Delivery Management	Optional

Notes

* — This functionality is available for Cisco networking equipment, Fore Systems and SNMP based switches.

3

2.              FAULT MANAGEMENT

2.1       REACTIVE DEVICE/AGENT/PORT MONITORING

The primary mechanism delivering Fault Management within Insite is through sending of polls and receiving traps from devices and elements being monitored within the Customer environment.

The configuration of the SNMP Trap server on the devices will be configure on a case by case basis with the customer.

Events detected within the monitored environment are responded to according to the level of service applied to the device, and according to the severity of the event detected.

2.2       CARRIER MANAGEMENT SERVICE

When Insite Engineers identify a Wide Area Network failure or fault, they will initiate a sequence of events with the appropriate Carrier and begin managing the event in accordance with the Insite Service Level in place. A call will be logged with the relevant Carrier, and Insite Engineers will cooperate with the Carrier engineering staff to assist in the determination of the fault.

Faults will be escalated within the appropriate Carrier once their committed or indicated response times have been exceeded, and the Insite Engineers will facilitate through all faults to resolution state.

2.3       CALL MANAGEMENT CENTRE (CMC)

The Operations Centre provides for a Call Management Centre facility that will log, update and facilitate to closure all calls detected and diagnosed by Insite services and personnel. This includes escalation services in accordance with the Insite level of service applied to each event being handled, and regular Customer contact to ensure information updates are provided throughout the lifecycle of the event.

All notifications, updates and escalation time periods are governed by the Insite Notification Parameters (discussed later).

2.4       INCIDENT MANAGEMENT

The Operations Centre will provide for an Incident Management process to seamlessly facilitate a fault or call from initial identification, notification, logging, diagnosing, transferring ownership, updating and closure acceptance to achieve final resolution.

Since many different parties, systems and processes might be involved in the ultimate resolution of an incident, an Incident Management process is available to facilitate and ensure the smooth flow and transfer of a call between the various parties within the required time frames and under the appropriate circumstances.

These processes differ from the change management process which has been presented to Via Networks and has been accepted by Via Networks.

4

2.5       ESCALATIONS MANAGEMENT

This encompasses specific processes which ensure escalation from one resolution process to the next higher level resolution process is maintained, escalation into Dimension Data, Carrier or 3rd Party operations or service management is facilitated, and escalation to the designated central point of contact for the Customer is provided.

The Call Management Centre ensures that escalations occur within agreed SLA timeframes and ensures that appropriate notification is made to responsible parties if they are about to or already have exceeded their SLA parameters.

2.6       NOTIFICATION MANAGEMENT

Insite services provide for a multi-dimensional set of notification rules, methods and configurations, which ensure that relevant persons are kept updated and notified as to problem status and severity as the fault is processed from identification to resolution.

The notification by email, fax, phone calls will be configures according to Via Networks instructions.

2.7       PRIORITY CALL MANAGEMENT

The Insite systems can calculate a priority to be allocated to a managed device or element based upon the following:

Severity of the event (fault type = Critical, Major, High and Low)

Red	Critical (H)		Device unreachable	Dealt with by bridge team.
Orange	Major	(M)	Interface down	Dealt with by bridge team.
Yellow	Minor	(L)	Performance/Threshold event	Dealt with by bridge team.
Purple	Unknown		e.g. polling failure, device too busy
Green	Cleared		Previous faulty item operational

This priority determined from the above is defined as High, Medium or Low and is used for the following:

•                  Call handling prioritisation in the Operations Centre

•                  Configuring selective call notification for the Customer

For example, high priority calls for a Customer will be handled first in the Operations Centre, then Medium priority and then Low priority calls. This ensures that an access circuit or router failing is not worked on before a core router fails.

5

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

3.              SERVICE LEVEL PERFORMANCE PARAMETERS

Each business-impacting event has associated with it a set of performance level parameters. These parameters allow for real-time and automatic escalation, notification and Insite SLA measurement and reporting. They allow for unprecedented Service Level Delivery and measurement.

These parameters are used for the following purposes:

•                  Manage calls and resources on the Operations Centre

•                  Measure Service Levels to the Customer

•                  INITIAL NOTIFICATION

Initial notification of fault will be sent through within ***** minutes of fault occurring.

•                  INVESTIGATION NOTIFICATION

Fault confirmed & possibly diagnosed. Notification will include Service Request number. Will be sent within ***** minutes of fault occurring.

•                  UPDATE INTERVALS

Regular update will be provided to the customer on the progression of the call. The defalt period is  at ***** minutes but can be changed to match the customer requirement & the update will be provided in that period.

•                  RESTORATION PERIOD

Notification to the client that the call has been placed in the resolve stage within ***** minutes.

4                 INSITE DEPLOYMENT

4.1       BASIC DEPLOYMENT

The Insite Basic Deployment consists of all the steps required to activate the managed devices onto the Insite Network Management Systems. It does not include site visits but consists of

•                  Logical deployment

•                  Activation

•                  Portal Training

Logical Deployment is achieved by working with the Customer to provide all the correct site information and all those tasks required to accomplish the following main goals:

•                  Procedural Design

•                  Network Information Collection (Addresses, contacts etc.)

•                  Managed Device Preparation

•                  Set-up and Modelling of GSOA

6

Activation:  Notification/Escalation and Fault management does not occur until a detailed Operations handover is performed.  This is to ensure that all required documentation and procedures are in place and that the GSOA is successfully detecting and reporting events.

Portal Training: The Insite Service Provider will schedule Service Portal Training sessions with the Customer. The training session covers:

•                  Portal navigation

•                  Change management procedures

•                  Interpretation of live statistics

The service includes as default, costs for training one person. Additional persons can be included as an extra cost item option. Travel costs incurred to conduct the training at the Customer site are the responsibility of the Customer.

7

5                 CONFIGURATION MANAGEMENT

5.1       GSOA CONFIGURATION MANAGEMENT

This encompasses full and comprehensive configuration management of all Network Management systems, Databases and Operating Systems used in the GSOA that relate to the delivery of the Insite service.

5.2       BASIC MANAGED DEVICE CONFIGURATION FILE MANAGEMENT

The Insite systems will keep backup copies of all managed device configuration files, where possible. This feature is device and manufacturer dependent and thus is limited to supported platforms and vendors.

The Insite systems will automatically detect saved edits to the managed device’s configuration files and save the old configuration and the new configuration. All archived configuration files are available for the Customer to view on the service portal.

Archived configuration files will be kept for the duration of the contract. Should the contract be terminated, the customer will receive all kept configuration files and configuration file history. If during the contracted term stored data is lost or damaged by Dimension Data, it will be the responsibility of Dimension Data to restore such data at Dimension Data’s cost.

Insite services perform weekly downloads of the devices’ configuration files and compares them against those in its database. Any discrepancies will raise a Configuration Event. The events are used to check that the changes do not affect the Insite Reporting Systems.

Configuration captures are scheduled on a weekly basis. Upon a change control raised will an automatic configuration capture be triggered to ensure the new configuration is stored on Dimension Data’s systems.

If any faults develop due to changes made by Customer staff to the device configurations then the Customer will be billed on a time and materials basis for all time spent resolving such faults. Dimension Data cannot accept responsibility for any downtime or loss of functionality caused through changes made by the Customer.

5.3       MANAGED DEVICE DATABASE

If Change and Access management services are being performed by the Insite service, Dimension Data will provide for keeping an updated record of all device information where it is available to be retrieved from the devices being managed.

Managed device information would include but is not limited to items such as:

•                  Device Name

•                  Software Versions

•                  Firmware Versions

•                  Memory

8

The information is available by clicking on the device name in the service portal. The amount of information available on a device is device and vendor specific.

5.4       CUSTOMER UPDATED DIAGRAMS

Customers are responsible for providing Dimension Data with network diagrams should they wish to have them made available on the Insite Service Portal. The diagrams will be posted on the Service Portal within 24 hours of being received.

6                 SECURITY MANAGEMENT

6.1       SECURE NETWORK CONNECTION

Every Insite Customer has a dedicated secure Service Portal connecting the Operations Centre to their network. The Insite Service architecture includes a Firewall instance to manage security between the Operations Centre and the Customer network. This secures the Customer from other Insite Customers, the Customer from the Dimension Data Operations Centre, and the Operations Centre from attempted outside breaches into the Customer network

7                 INSITE SERVICE PORTAL FUNCTIONALITY

Each Insite Customer receives their own dedicated hardware and software for the purposes of an Insite Service Portal that provides the following functionality:

•                  Dedicated SNMP Poller Architecture into the Customer through a dedicated WAN Link.

•                  Firewall services between Dimension Data and the Customer network

•                  Web Server to offer real time, live Customer interaction to the following sub systems:

•                  Service System for viewing Call history and logging service requests

•                  Service Network Health Reports for Performance Trend Reporting

•                  Live Events Lists for a view on ALL network wide events

•                  Live SNMP Graphs

•                  Event Trending report tool

•                  Live Device Threshold Events

•                  Device information (H/W, S/W, neighbours, contacts etc)

•                  Auto-deployment features

8                 PERFORMANCE MANAGEMENT

Specific reports are presented on the Customer Insite Service Portal.  The following report on Performance Management is provided:

•                  Live Device Metrics Graphs

Customers can view this data directly off their Insite Service Portal.

9

9                                         EXCLUSIONS

In addition to the Exclusions set forth in Clause 18 of the Agreement, Insite Services provided to the Customer do not include default financial penalty or cost, services, repairs or replacements necessitated by or related to:

Services to be provided in terms of this Agreement do not include the provision of services, nor repairs or replacements necessitated by or related to:

damage caused by accident, fire, water, lightning, power surges or other act of God beyond Dimension Data’s reasonable control damage caused by riots, civil disorder, acts of violence, sabotage or similar acts of parties not within the control of Dimension Data;

damage caused by abnormal operating conditions such as high or low temperatures or humidity or dust levels which are beyond the published environmental specifications of the Product Manufacturer as provided by Dimension Data;

the negligent use, abuse or misuse of Products by Customer or any third party appointed by the Customer;

damage during any transportation of Products not carried out by Dimension Data;

electrical work, not performed by Dimension Data or its subcontractor;

causes external to the Equipment such as failure or fluctuation of electrical power;

Obsolete Products; or

the restoration of lost data from any Products, or equipment connected to Products.

10

Insite

Service Level Description

Schedule A

Level 2

1

TABLE OF CONTENTS

1	INSITE LEVEL 2 - FUNCTIONALITY MATRIX
2	FAULT MANAGEMENT
	2.1	Reactive Device/Agent/Port Monitoring
	2.2	Carrier Management Service
	2.3	Call Management Centre (CMC)
	2.4	Incident Management
	2.5	Escalations Management
	2.6	Notification Management
	2.7	Priority call management
3		SERVICE LEVEL PERFORMANCE PARAMETERS
4		INSITE DEPLOYMENT
	4.1	Basic Deployment
	4.2	Enhanced Deployment
	4.2.1	Network Health Training
	4.2.2	Supplemental Deployment
	4.3	6 Week Baseline Review
5		CONFIGURATION MANAGEMENT
	5.1	GSOA Configuration Management
	5.2	Basic managed device configuration file management
	5.3	Enhanced device configuration file management
	5.4	Managed device database
	5.5	Customer Updated Diagrams
6		CHANGE MANAGEMENT
	6.1	Network Change Management
7	SECURITY MANAGEMENT
	7.1	Secure Network Connection
	7.2	Basic Device Access Control
	7.3	Device Security Management
	7.4	Access Audit Trails
8		INSITE SERVICE PORTAL FUNCTIONALITY
9		PERFORMANCE MANAGEMENT
10		THRESHOLD MANAGEMENT
11		PROACTIVE ENGINEERING
12		SERVICE DELIVERY MANAGEMENT
	12.1	Service Delivery Manager
13	EXCLUSIONS

2

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

1.              INSITE LEVEL 2 - FUNCTIONALITY MATRIX

The following Functionality Matrix represents the deliverables of the Insite service. Each of these points are defined in the content of this document.

Fault Management
Reactive Device/Agent/Port Monitoring	✓
Carrier Management Service (WAN only)	✓
Call Management Centre	✓
Incident Management	✓
Escalations Management	✓
Notification Management	✓
Priority Call Management	✓

Service Level Performance Parameters
Initial Notification	***** min
Investigation Notification	***** min
Update Intervals	***** min
Restoration Notification	***** min

Insite Deployment
Basic Deployment	✓
Report Interpretation Course	✓
6 Week Baseline Review	✓

Configuration Management
GSOA Configuration Management	✓
Basic Device Configuration Management	✓
Enhanced Configuration Management*	✓
Managed Device Database*	✓

Change Management
Network Change Management*	✓

Security Management
Secure Network Connection	✓
Basic Access Control	✓
Device Security Management	✓
Access Audit Trails	✓

Insite Service Portal Functionality
Live Events Screens	✓
Service Call Review	✓
Network Diagram*	✓
Service Request Logging	✓
Managed Device information*	✓
Historical Events reporter	✓

Performance Management
Live Device Metric Graphs	✓
Monthly Service Health Reports	✓
Weekly Service Health Reports	✓

3

Threshold Management
Threshold Event Reporting	✓
Threshold Monitoring	✓
Critical Threshold Notification	✓
Configurable Thresholds	✓

Proactive Engineering	LEVEL-2
Weekly Events Analysis	✓

Service Delivery Management	LEVEL-2
Service Delivery Management	✓
Quarterly Meetings	✓

Notes

* — This functionality is available for Cisco networking equipment, Fore Systems and SNMP based switches.

2                 FAULT MANAGEMENT

2.1       REACTIVE DEVICE/AGENT/PORT MONITORING

The primary mechanism delivering Fault Management within Insite is through sending of polls and receiving traps from devices and elements being monitored within the Customer environment.

The configuration of the SNMP Trap server on the devices will be configure on a case by case basis with the customer.

Events detected within the monitored environment are responded to according to the level of service applied to the device, and according to the severity of the event detected.

2.2       CARRIER MANAGEMENT SERVICE

When Insite Engineers identify a Wide Area Network failure or fault, they will initiate a sequence of events with the appropriate Carrier and begin managing the event in accordance with the Insite Service Level in place. A call will be logged with the relevant Carrier, and Insite Engineers will cooperate with the Carrier engineering staff to assist in the determination of the fault.

Faults will be escalated within the appropriate Carrier once their committed or indicated response times have been exceeded, and the Insite Engineers will facilitate through all faults to resolution state.

2.3       CALL MANAGEMENT CENTRE (CMC)

The Operations Centre provides for a Call Management Centre facility that will log, update and facilitate to closure all calls detected and diagnosed by Insite services and personnel. This includes escalation services in accordance with the Insite level of service applied to each event being handled, and regular Customer contact to ensure information updates are provided throughout the lifecycle of the event.

4

All notifications, updates and escalation time periods are governed by the Insite Notification Parameters (discussed later).

2.4       INCIDENT MANAGEMENT

The Operations Centre will provide for an Incident Management process to seamlessly facilitate a fault or call from initial identification, notification, logging, diagnosing, transferring ownership, updating and closure acceptance to achieve final resolution.

Since many different parties, systems and processes might be involved in the ultimate resolution of an incident, an Incident Management process is available to facilitate and ensure the smooth flow and transfer of a call between the various parties within the required time frames and under the appropriate circumstances.

These processes differ from the change management process which has been presented to Via Networks and has been accepted by Via Networks.

2.5       ESCALATIONS MANAGEMENT

This encompasses specific processes which ensure escalation from one resolution process to the next higher level resolution process is maintained, escalation into Dimension Data, Carrier or 3rd Party operations or service management is facilitated, and escalation to the designated central point of contact for the Customer is provided.

The Call Management Centre ensures that escalations occur within agreed SLA timeframes and ensures that appropriate notification is made to responsible parties if they are about to or already have exceeded their SLA parameters.

2.6       NOTIFICATION MANAGEMENT

Insite services provide for a multi-dimensional set of notification rules, methods and configurations, which ensure that relevant persons are kept updated and notified as to problem status and severity as the fault is processed from identification to resolution.

The notification by email, fax, phone calls will be configures according to Via Networks instructions.

2.7       PRIORITY CALL MANAGEMENT

The Insite systems can calculate a priority to be allocated to a managed device or element based upon the following:

Severity of the event (fault type = Critical, Major, High and Low)

Red	Critical (H)		Device unreachable	Dealt with by bridge team.
Orange	Major	(M)	Interface down	Dealt with by bridge team.
Yellow	Minor	(L)	Performance/Threshold event	Dealt with by bridge team.
Purple	Unknown		e.g. polling failure, device too busy
Green	Cleared		Previous faulty item operational

This priority determined from the above is defined as High, Medium or Low and is used for the following:

5

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

•                  Call handling prioritisation in the Operations Centre

•                  Configuring selective call notification for the Customer

For example, high priority calls for a Customer will be handled first in the Operations Centre, then Medium priority and then Low priority calls. This ensures that an access circuit or router failing is not worked on before a core router fails.

3                 SERVICE LEVEL PERFORMANCE PARAMETERS

Each business-impacting event has associated with it a set of performance level parameters. These parameters allow for real-time and automatic escalation, notification and Insite SLA measurement and reporting. They allow for unprecedented Service Level Delivery and measurement.

These parameters are used for the following purposes:

•                  Manage calls and resources on the Operations Centre

•                  Measure Service Levels to the Customer

•                  INITIAL NOTIFICATION

Initial notification of fault will be sent through within ***** minutes of fault occurring.

•                  INVESTIGATION NOTIFICATION

Fault confirmed & possibly diagnosed. Notification will include Service Request number. Will be sent within ***** minutes of fault occurring.

•                  UPDATE INTERVALS

Regular update will be provided to the customer on the progression of the call. The defalt period is at ***** minutes but can be changed to match the customer requirement & the update will be provided in that period.

•                  RESTORATION PERIOD

Notification to the client that the call has been placed in the resolve stage with ***** minutes.

4                 INSITE DEPLOYMENT

4.1       BASIC DEPLOYMENT

The Insite Basic Deployment consists of all the steps required to activate the managed devices onto the Insite Network Management Systems. It does not include site visits but consists of

•                  Logical deployment

•                  Activation

•                  Portal Training

Logical Deployment is achieved by working with the Customer to provide all the correct site information and all those tasks required to accomplish the following main goals:

•                                          Procedural Design

6

•                  Network Information Collection (Addresses, contacts etc.)

•                  Managed Device Preparation

•                  Set-up and Modelling of GSOA

Activation:  Notification/Escalation and Fault management does not occur until a detailed Operations handover is performed.  This is to ensure that all required documentation and procedures are in place and that the GSOA is successfully detecting and reporting events.

Portal Training: The Insite Service Provider will schedule Service Portal Training sessions with the Customer. The training session covers:

•                  Portal navigation

•                  Change management procedures

•                  Interpretation of live statistics

The service includes as default, costs for training one room of candidates. Additional persons can be included as an extra cost item option. Travel costs incurred to conduct the training at the Customer site are the responsibility of the Customer.

7

4.2       ENHANCED DEPLOYMENT

4.2.1           NETWORK HEALTH TRAINING

The Insite Service Provider will provide instruction on Report Interpretation. This allows the user of the Service Portal to correctly interpret and use those Reports provided in Insite Level-2 and Insite Level 3 services.

4.2.2           SUPPLEMENTAL DEPLOYMENT

The Insite service will, over a period of time, generate & establish output data.  Their data is mainly related to enhanced proactive and threshold management services.

These are:

•                  A review of baseline data after 6 weeks.

•                  Threshold setting according to baseline data

•                  Pro-Active services based on thresholds

4.3       6 WEEK BASELINE REVIEW

A Baseline Review of the managed devices will be conducted after the Insite service has been activated for 6 weeks.  This is to ensure that a complete month of data is collected to identify any cyclical trends.

The purpose of the Baseline Review is to:

•                  Highlight “unmanageable” devices that can currently not be managed by the Insite service.  This includes IOS versions that do not support required network management information, environment conditions that cause the device to be off-line for extended periods or “noisy” devices that generate excessive traps or log information, which flood the GSOA.

•                  Adjust thresholds for live events based on observed “normal” state of Customer environment.

•                  Provide training on Report interpretation. This allows the user of the Service Portal to correctly interpret and use those Reports provided.

•                  Initial recommendations for changes to improve the overall efficiency or availability of the network.

5                 CONFIGURATION MANAGEMENT

5.1       GSOA CONFIGURATION MANAGEMENT

This encompasses full and comprehensive configuration management of all Network Management systems, Databases and Operating Systems used in the GSOA that relate to the delivery of the Insite service.

8

5.2       BASIC MANAGED DEVICE CONFIGURATION FILE MANAGEMENT

The Insite systems will keep backup files. If this is technically not possible, customer will be informed on this after the rollout phase.

The Insite systems will automatically detect saved edits to the managed device’s configuration files and save the old configuration and the new configuration. All archived configuration files are available for the Customer to view on the service portal.

Archived configuration files will be kept for the duration of the contract. Should the contract be terminated, the customer will receive all kept configuration files and configuration file history. If during the contracted term stored data is lost or damaged by Dimension Data, it will be the responsibility of Dimension Data to restore such data at Dimension Data’s cost.

Insite services perform weekly downloads of the devices’ configuration files and compares them against those in its database. Any discrepancies will raise a Configuration Event. The events are used to check that the changes do not affect the Insite Reporting Systems.

Configuration captures are scheduled on a weekly basis. Upon a change control raised will an automatic configuration capture be triggered to ensure the new configuration is stored on Dimension Data’s systems.

If any faults develop due to changes made by Customer staff to the device configurations then the Customer will be billed on a time and materials basis for all time spent resolving such faults. Dimension Data cannot accept responsibility for any downtime or loss of functionality caused through changes made by the Customer.

5.3       ENHANCED DEVICE CONFIGURATION FILE MANAGEMENT

In addition to the services provided in “Basic managed device configuration file management”, the Insite Service Provider will compare “Configuration Events” to a valid change control or confirm the details of the changes with the Customer or field engineering staff. All network documentation is then updated accordingly for a valid change.

Insite operations staff will detect this event and notify the Customer appropriately. Changes, which affect the ability of the management system to accurately report on availability and performance of the device, will result in further action. These include comparing the changes to a valid change control or confirming the details of the changes with the Customer or field engineering staff. All network documentation is then updated accordingly for a valid change.

5.4       MANAGED DEVICE DATABASE

If Change and Access management services are being performed by the Insite service, Dimension Data will provide for keeping an updated record of all device information where it is available to be retrieved from the devices being managed.

Managed device information would include but is not limited to items such as:

•                  Device Name

9

•                  Software Versions

•                  Firmware Versions

•                  Memory

The information is available by clicking on the device name in the service portal. The amount of information available on a device is device and vendor specific.

5.5       CUSTOMER UPDATED DIAGRAMS

Customers are responsible for providing Dimension Data with network diagrams should they wish to have them made available on the Insite Service Portal. The diagrams will be posted on the Service Portal within 24 hours of being received.

6                 CHANGE MANAGEMENT

6.1       NETWORK CHANGE MANAGEMENT

Insite Change Control personnel will be responsible for the co-ordination of all scheduled changes on the Customers’ networks.

When the Customer requests a change via the Service Portal, all the necessary information (including network diagrams, contact persons, addresses and equipment involved) will be directed to the change control process.

The engineer on the Operations Centre will monitor the change in accordance with the change request. If the change window time is exceeded, the engineer will contact the Change Control Manager to get authorization to either extend the windows or to institute the back-out plan. Once completed, the engineer will then sign off the change and all relevant documentation updated which will include the updating of the site summary database and the network diagrams.

7                 SECURITY MANAGEMENT

7.1       SECURE NETWORK CONNECTION

Every Insite Customer has a dedicated secure Service Portal connecting the Operations Centre to their network. The Insite Service architecture includes a Firewall instance to manage security between the Operations Centre and the Customer network. This secures the Customer from other Insite Customers, the Customer from the Dimension Data Operations Centre, and the Operations Centre from attempted outside breaches into the Customer network

7.2       BASIC DEVICE ACCESS CONTROL

Insite services will password protect and lockdown access to all managed devices on Insite Level 2 (dependant on device type and manufacturer.) Customers can log calls with the Operations Centre to gain access to the devices for purposes of configuration changes. A change control request must be submitted via the Insite Service Portal for reference and record of all changes requested.

10

Via Networks has requested to own the enable password, this will be monitored on an ongoing basis.

If a client has permanent enable access to devices on the network, the Dimension Data can not be held responsible for any unauthorized changes or the effects such changes may have on the output of the network management systems or functionality and behaviour of the network.

Via Network will conform the Dimension Data’s change control process, Dimension Data can not be held responsible it Via Network does not conform the change control process.

7.3       DEVICE SECURITY MANAGEMENT

Once the Customer network has been deployed onto the Insite systems, responsibility for the password lock-down of the devices passes onto the Operations Centre, which then changes all passwords of the devices and refers the authentication of any further login attempts to a TACACS+ Server.

Tacacs will be added. NO PASSWORDS ON THE DEVICES WILL BE CHANGED. There might be some automated processes in place which rely on these passwords. All unnecessary logins/passwords will be removed within the first 6 weeks as part of the normal change control process.

The TACACS+ server provides the AAA authentication service. This prevents unauthorised access to the client’s devices. All managed devices are configured to refer login attempts to the TACACS+ server, which will then give the managed device the go-ahead to accept the connection.

A fallback login method will be put in place (login using device-local authentification) in case of network and/or Tacacs failures (open for discussion).

Only Operations Centre personnel and the relevant senior DD Engineering staff have access to managed devices.  Should anyone other than the above require access, a change control request has to be submitted onto the Service Portal.

Note that most, but not all, devices support TACACS authentication. This will be identified to the Customer during pre-deployment scooping sessions.

In addition this mechanism is not able to protect the device from physical break-in, such as powering down a device and gaining access through the console port on the device. Unauthorised access in this fashion will be detected by the device going down on the management system and by the random configuration-file scan detecting that changes had been made on the device but will not have access to any of the audit trails mentioned below.

7.4       ACCESS AUDIT TRAILS

The TACACS + server provides certain back-end audit functions. This includes who accessed the device and when the person accessed the device.

A Proxy service controls all access to the Customer’s network by Operations Centre staff. This proxy logs all keystroke commands and responses to a log file for audit trail purposes.

Legislation might require to announce this logging to customers employlees and have them sign  a paper that they had been informed.

This information is used in conjunction with the configuration management process by the Change Management team to track all changes made on a client’s network.

11

Audit trails are available only when the device is accessed via TACACS.

8                 INSITE SERVICE PORTAL FUNCTIONALITY

Each Insite Customer receives their own dedicated hardware and software for the purposes of an Insite Service Portal that provides the following functionality:

•                  Dedicated SNMP Poller Architecture into the Customer through a dedicated WAN Link.

•                  Firewall services between Dimension Data and the Customer network

•                  Web Server to offer real time, live Customer interaction to the following sub systems:

•                  Service System for viewing Call history and logging service requests

•                  Service Network Health Reports for Performance Trend Reporting

•                  Live Events Lists for a view on ALL network wide events

•                  Live SNMP Graphs

•                  Event Trending report tool

•                  Live Device Threshold Events

•                  Device information (H/W, S/W, neighbours, contacts etc)

•                  Auto-deployment features

9                 PERFORMANCE MANAGEMENT

Specific reports are presented on the Customer Insite Service Portal.  The following reports on Performance Management are provided:

•                  Live Device Metrics Graphs

•                  Service Health Reports

•                  Weekly Health Reports are scheduled and kept for the last 5 weeks

•                  Monthly Health Reports are scheduled and kept for the last 6 months

Customers can view this data directly off their Insite Service Portal, together with all the appropriate help and information screens typically required for report interpretation, should this be required. Adobe Acrobat (PDF) versions of the reports are also available for downloading.

10          THRESHOLD MANAGEMENT

All threshold events received from the monitored network environment are posted to the Insite Service Portal event list for online viewing. Not every event requires notification or action by the Insite Service Provider, as the Insite Level of service being provided and the nature and classification of the event will manage and define this.

The events that qualify for event notification are:

(i)                                     Critical threshold notification.  (Certain threshold instances are tagged as Critical e.g. CPU over 100% for a certain time period).

Threshold severity values can be set to critical (red), major (orange), minor (yellow) or normal (green) depending on the values of a parameter that needs to be exceeded.

12

11          PROACTIVE ENGINEERING

Weekly Event Analysis is provided for by the Proactive Insite Engineers, reviewing the following on a weekly basis:

•                  Historical Events Reporter for trends

•                  Critical Threshold events history to detect frequent trends

12          SERVICE DELIVERY MANAGEMENT

12.1                        SERVICE DELIVERY MANAGER

A Customer Service Delivery Manager will be responsible for the Customer Account for all Insite Service related issues. The Service Delivery Management role would include Customer interaction as well as the technical co-ordination of the Customer account on a quarterly basis.

Some tasks that will be performed by Service Delivery Manager include:

•                  Scheduling, Conducting and minuting service meetings

•                  Following through actions and issues highlighted from service meetings

•                  Co-ordinating compilation of Insite reports

•                  Assisting with interpreting Insite reports

•                  Facilitation of Customer training and familiarisation on the Insite Service Portal

•                  Engaging the appropriate engineering resources to address technical issues

•                  Ensuring SLA is met by communication to all relevant support services

•                  Manage Customer expectations according to SLA parameters

•                  Ensuring projects or Move Add Change Delete (MACD) activities for which Dimension Data is responsible are completed on time

•                  Assist in resolving Customer queries

13          EXCLUSIONS

In addition to the Exclusions set forth in Clause 18 of the Agreement, Insite Services provided to the Customer do not include default financial penalty or cost, services, repairs or replacements necessitated by or related to:

Services to be provided in terms of this Agreement do not include the provision of services, nor repairs or replacements necessitated by or related to:

damage caused by accident, fire, water, lightning, power surges or other act of God beyond Dimension Data’s reasonable control damage caused by riots, civil disorder, acts of violence, sabotage or similar acts of parties not within the control of Dimension Data;

damage caused by abnormal operating conditions such as high or low temperatures or humidity or dust levels which are beyond the published environmental specifications of the Product Manufacturer as provided by Dimension Data;

the negligent use, abuse or misuse of Products by Customer or any third party appointed by the Customer;

13

damage during any transportation of Products not carried out by Dimension Data;

electrical work, not performed by Dimension Data or its subcontractor;

causes external to the Equipment such as failure or fluctuation of electrical power;

Obsolete Products; or

the restoration of lost data from any Products, or equipment connected to Products.

14

Insite

Service Level Description

Appendix C

Level 3

Version 0.1 Amended 15th April 2003 – Author. Daljit Gill Dimension DataTABLE OF CONTENTS

1	INSITE LEVELS - FUNCTIONALITY MATRIX
2	FAULT MANAGEMENT
2.1	Reactive Device/Agent/Port Monitoring
2.2	Carrier Management Service
2.3	Call Management Centre (CMC)
2.4	Incident Management
2.5	Escalations Management
2.6	Notification Management
2.7	Priority call management
2.8	ISDN Link MOnitoring
3	SERVICE LEVEL PERFORMANCE PARAMETERS
4	INSITE DEPLOYMENT
4.1	Basic Deployment
4.2	Enhanced Deployment
4.2.1 Physical Insite Deployment
4.2.2 Implementation of Device Preparation
4.2.3 Network Health Training
4.2.4 Supplemental Deployment:
4.3	Implementation of Authentication Service
4.4	6 Week Baseline Review
4.5	Configuration Baseline
5	CONFIGURATION MANAGEMENT
5.1	GSOA Configuration Management
5.2	Basic managed device configuration file management
5.3	Enhanced device configuration file management
5.4	Ad-hoc reconfiguration services
5.5	Managed device database
5.6	Customer Updated Diagrams
6	CHANGE MANAGEMENT

6.1	Network Change Management
6.2	Impact Analysis
7	SECURITY MANAGEMENT
7.1	Secure Network Connection
7.2	Basic Device Access Control
7.3	Device Security Management
7.4	Access Audit Trails
8	INSITE SERVICE PORTAL FUNCTIONALITY
9	PERFORMANCE MANAGEMENT
10	THRESHOLD MANAGEMENT
11	PROACTIVE ENGINEERING
12	SERVICE DELIVERY MANAGEMENT
12.1	Service Delivery Manager
13	EXCLUSIONS

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

1                 INSITE LEVEL 3 - FUNCTIONALITY MATRIX

The following Functionality Matrix represents the deliverables of the Insite service. Each of these points are defined in the content of this document.

Fault Management
Reactive Device/Agent/Port Monitoring	✓
Carrier Management Service (WAN only)	✓
Call Management Centre	✓
Incident Management	✓
Escalations Management	✓
Notification Management	✓
Priority Call Management	✓
ISDN Link Monitoring (WAN only)*	✓

Service Level Performance Parameters
Initial Notification	***** min
Investigation Notification	***** min
Update Intervals	***** min
Restoration Notification	***** min

Insite Deployment
Basic Deployment	✓
Physical Site Deployment	✓
Report Interpretation Course	✓
Implementation of Authentication Service	✓
6 Week Baseline Review	✓
Configuration Baseline*	✓

Configuration Management
GSOA Configuration Management	✓
Basic Device Configuration Management	✓
Enhanced Configuration Management*	✓
Ad Hoc Configuration Changes*	✓
Managed Device Database*	✓

Change Management
Network Change Management*	✓
Q&A and Impact Analysis	✓

Security Management
Secure Network Connection	✓
Basic Access Control	✓
Device Security Management	✓
Access Audit Trails	✓

Insite Service Portal Functionality
Live Events Screens	✓
Service Call Review	✓
Network Diagram*	✓
Service Request Logging	✓
Managed Device information*	✓
Historical Events reporter	✓

Performance Management
Live Device Metric Graphs	✓
Monthly Service Health Reports	✓
Weekly Service Health Reports	✓
Daily Service Health Reports	✓
Monthly Service Level Reports	✓

Threshold Management
Threshold Event Reporting	✓
Threshold Monitoring	✓
Critical Threshold Notification	✓
Major Threshold Notification	✓
Configurable Thresholds	✓

Proactive Engineering
Weekly Events Analysis	✓
Daily Analysis of “Situations to watch”	✓
Configuration Bug Management	✓
Fortnightly Configuration Analysis*	✓

Service Delivery Management
Service Delivery Management	✓
Monthly Meetings	✓

Notes

* This functionality is available for Cisco networking equipment and Fore Systems and SNMP based switches.

2                 FAULT MANAGEMENT

2.1       REACTIVE DEVICE/AGENT/PORT MONITORING

The primary mechanism delivering Fault Management within Insite is through sending of polls and receiving traps from devices and elements being monitored within the Customer environment.

Insite will be the primary Trap receiver to ensure faults are logged and reported to Via Networks.

The configuration of the SNMP Trap server on the devices will be configure on a case by case basis with the customer.

Events detected within the monitored environment are responded to according to the level of service applied to the device, and according to the severity of the event detected.

2.2       CARRIER MANAGEMENT SERVICE

When Insite Engineers identify a Wide Area Network failure or fault, they will initiate a sequence of events with the appropriate Carrier and begin managing the event in accordance with the Insite Service Level in place. A call will be logged with the relevant Carrier, and Insite Engineers will cooperate with the Carrier engineering staff to assist in the determination of the fault.

Faults will be escalated within the appropriate Carrier once their committed or indicated response times have been exceeded, and the Insite Engineers will facilitate through all faults to resolution state.

2.3       CALL MANAGEMENT CENTRE (CMC)

The Operations Centre provides for a Call Management Centre facility that will log, update and facilitate to closure all calls detected and diagnosed by Insite services and personnel. This includes escalation services in accordance with the Insite level of service applied to each event being handled, and regular Customer contact to ensure information updates are provided throughout the lifecycle of the event.

All notifications, updates and escalation time periods are governed by the Insite Notification Parameters (discussed later).

2.4       INCIDENT MANAGEMENT

The Operations Centre will provide for an Incident Management process to seamlessly facilitate a fault or call from initial identification, notification, logging, diagnosing, transferring ownership, updating and closure acceptance to achieve final resolution.

Since many different parties, systems and processes might be involved in the ultimate resolution of an incident, an Incident Management process is available to facilitate and ensure the smooth flow and transfer of a call between the various parties within the required time frames and under the appropriate circumstances.

These processes differ from the change management process which has been presented to Via Networks and has been accepted by Via Networks.

2.5       ESCALATIONS MANAGEMENT

This encompasses specific processes which ensure escalation from one resolution process to the next higher level resolution process is maintained, escalation into Dimension Data, Carrier or 3rd Party operations or service management is facilitated, and escalation to the designated central point of contact for the Customer is provided.

The Call Management Centre ensures that escalations occur within agreed SLA timeframes and ensures that appropriate notification is made to responsible parties if they are about to or already have exceeded their SLA parameters.

2.6       NOTIFICATION MANAGEMENT

Insite services provide for a multi-dimensional set of notification rules, methods and configurations, which ensure that relevant persons are kept updated and notified as to problem status and severity as the fault is processed from identification to resolution.

The notification by email, fax, phone calls will be configures according to Via Networks instructions.

2.7       PRIORITY CALL MANAGEMENT

The Insite systems can calculate a priority to be allocated to a managed device or element based upon the following:

Severity of the event (fault type = Critical, Major, High and Low)

Red	Critical (H)	Device unreachable	Dealt with by bridge team.
Orange	Major (M)	Interface down	Dealt with by bridge team.
Yellow	Minor (L)	Performance/Threshold event	Dealt with by bridge team.
Blue	Warning	e.g. configs not matching	Dealt with by Pro-active team on a monthly sweep
Purple	Unknown	e.g. polling failure, device too busy
Green	Cleared	Previous faulty item operational

This priority determined from the above is defined as High, Medium or Low and is used for the following:

•                  Call handling prioritisation in the Operations Centre

•                  Configuring selective call notification for the Customer

For example, high priority calls for a Customer will be handled first in the Operations Centre, then Medium priority and then Low priority calls. This ensures that an access circuit or router failing is not worked on before a core router fails.

2.8       ISDN LINK MONITORING

This Insite Level 3 service provides for regular and scheduled testing of ISDN backup link availability, manually invoking ISDN backup links on main circuit failure, reporting on ISDN Call history (destination, start & end time, duration, TX/RX volume) and notification of ISDN calls as minor or major event.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions. *****

The above can be configured, scheduled and viewed by the Insite Service Portal.

3                 SERVICE LEVEL PERFORMANCE PARAMETERS

Each business-impacting event has associated with it a set of performance level parameters. These parameters allow for real-time and automatic escalation, notification and Insite SLA measurement and reporting. They allow for unprecedented Service Level Delivery and measurement, previously unachievable in the Services industry.

These parameters are used for the following purposes:

•                  Manage calls and resources on the Operations Centre

•                  Measure Service Levels to the Customer

•                  INITIAL NOTIFICATION

Initial notification of fault will be sent through within ***** minutes of fault occurring.

•                  INVESTIGATION NOTIFICATION

Fault confirmed & possibly diagnosed. Notificatoion will include Service Request number. Will be sent within ***** minutes of fault occurring.

•                  UPDATE INTERVALS

Regular update will be provided to the customer on the progression of the call. The defalt period is et at ***** minutes but can be changed to match the customer requirement & the update will be provided in that period.

•                  RESTORATION PERIOD

Notification to the client that the call has been placed in the resolve stage.

4                 INSITE DEPLOYMENT

4.1       BASIC DEPLOYMENT

The Insite Basic Deployment consists of all the steps required to activate the managed devices onto the Insite Network Management Systems. It does not include site visits but consists of

•                  Logical deployment

•                  Activation

•                  Portal Training

Logical Deployment is achieved by working with the Customer to provide all the correct site information and all those tasks required to accomplish the following main goals:

•                  Procedural Design

•                  Network Information Collection (Addresses, contacts etc.)

•                  Managed Device Preparation

•                  Set-up and Modelling of GSOA

Activation:  Notification/Escalation and Fault management does not occur until a detailed Operations handover is performed.  This is to ensure that all required documentation and procedures are in place and that the GSOA is successfully detecting and reporting events.

Portal Training: The Insite Service Provider will schedule Service Portal Training sessions with the Customer. The training session covers:

•                  Portal navigation

•                  Change management procedures

•                  Interpretation of live statistics

The service includes as default, costs for training one room of candidates. Additional persons can be included as an extra cost item option. Travel costs incurred to conduct the training at the Customer site are the responsibility of the Customer.

4.2       ENHANCED DEPLOYMENT

4.2.1                     PHYSICAL INSITE DEPLOYMENT

The Customer must designate a Site Representative at each physical location where a device is to be managed. This designated person is required to perform the following tasks on request by the operations Centre in an emergency or escalated troubleshooting sequence:

•                  Power the equipment on and off

•                  Observe power LED’s on the equipment

•                  Re-seat labelled cables on managed equipment

•                  Perform Loop-backs on NTU’s or modems

It should be noted that the purpose of the Customer Site Representative is to lower Mean Time To Repair on reported faults, and thus reducing downtime. If such a representative cannot be contacted for whatever reason, the Operations Centre will request an alternative contact be supplied and “park” the call.

4.2.2                     IMPLEMENTATION OF DEVICE PREPARATION

The Enhanced Deployment deliverable for the Insite Server service includes the installation and licensing of the Monitoring agents on top of an operational SNMP service.  It is the responsibility of the Customer to ensure that the Standard Operating Environment (SOE) is stable and that the SNMP service is not experiencing any failures due to conflicts with applications.

The Enhanced Deployment deliverable for the Insite WAN service includes the implementation of device configuration changes required as defined in basic deployment device preparation.  These configuration changes will be applied to all managed network devices via scripts run from the Operations Centre.

4.2.3                     NETWORK HEALTH TRAINING

The Insite Service Provider will provide instruction on Report Interpretation. This allows the user of the Service Portal to correctly interpret and use those Reports provided.

4.2.4                     SUPPLEMENTAL DEPLOYMENT:

The Insite service will, over a period of time, generate and establish output data, this data is mainly related to enhanced proactive and threshold management services.

These are:

•                  A review of baseline data after 6 weeks.

•                  Threshold setting according to baseline data

•                  Pro-Active services based on thresholds

4.3       IMPLEMENTATION OF AUTHENTICATION SERVICE

This includes the design and implementation of an authentication service for login verification and auditing to monitored devices that support login requests, as well as to the Insite Service Portal.

The TACACS server is owned and maintained by Dimension Data.

4.4       6 WEEK BASELINE REVIEW

A Baseline Review of the managed devices will be conducted after the Insite service has been activated for 6 weeks.  This is to ensure that a complete month of data is collected to identify any cyclical trends.

The purpose of the Baseline Review is to:

•                  Highlight “unmanageable” devices that can currently not be managed by the Insite service.  This includes IOS versions that do not support required network management information, environment conditions that cause the device to be off-line for extended periods or “noisy” devices that generate excessive traps or log information, which flood the GSOA.

•                  Adjust thresholds for live events based on observed “normal” state of Customer environment.

•                  Provide training on Report interpretation. This allows the user of the Service Portal to correctly interpret and use those Reports provided.

•                  Initial recommendations for changes to improve the overall efficiency or availability of the network.

4.5       CONFIGURATION BASELINE

Analysis of Customer configurations is performed to identify issues or concerns, such as IP Addressing inconsistencies or errors, PPP authentication, Cisco AAA, wide area bandwidth statements, traffic management and backup link configurations.

Issues will be reported to the Customer, with recommended changes to rectify the identified issues.  Pending Customer approval, the identified changes required will be implemented.

5                 CONFIGURATION MANAGEMENT

5.1       GSOA CONFIGURATION MANAGEMENT

This encompasses full and comprehensive configuration management of all Network Management systems, Databases and Operating Systems used in the GSOA that relate to the delivery of the Insite service.

5.2       BASIC MANAGED DEVICE CONFIGURATION FILE MANAGEMENT

The Insite systems will keep backup files. If this is technically not possible, customer will be informed on this after the rollout phase.

The Insite systems will automatically detect saved edits to the managed device’s configuration files and save the old configuration and the new configuration. All archived configuration files are available for the Customer to view on the service portal.

Archived configuration files will be kept for the duration of the contract. Should the contract be terminated, the customer will receive all kept configuration files and configuration file history. If during the contracted term stored data is lost or damaged by Dimension Data, it will be the responsibility of Dimension Data to restore such data at Dimension Data’s cost.

Insite services perform weekly downloads of the devices’ configuration files and compares them against those in its database. Any discrepancies will raise a Configuration Event. The events are used to check that the changes do not affect the Insite Reporting Systems.

Configuration captures are scheduled on a weekly basis. Upon a change control raised will an automatic configuration capture be triggered to ensure the new configuration is stored on Dimension Data’s systems..

If any faults develop due to changes made by Customer staff to the device configurations then the Customer will be billed on a time and materials basis for all time spent resolving such faults. Dimension Data cannot accept responsibility for any downtime or loss of functionality caused through changes made by the Customer that were not authorised by Dimension Data.

5.3       ENHANCED DEVICE CONFIGURATION FILE MANAGEMENT

In addition to the services provided in “Basic managed device configuration file management”, the Insite Service Provider will compare “Configuration Events” to a valid change control or confirm the details of the changes with the Customer or field engineering staff. All network documentation is then updated accordingly for a valid change.

Insite operations staff will detect this event and notify the Customer appropriately. Changes, which affect the ability of the management system to accurately report on availability and performance of the device, will result in further action. These include comparing the changes to a valid change control or confirming the details of the changes with the Customer or field engineering staff. All network documentation is then updated accordingly for a valid change.

5.4       AD-HOC RECONFIGURATION SERVICES

This service is to provide for ad-hoc Customer reconfiguration services. It does not include the design and planning components of these reconfiguration services nor the change control assessment of the changes, but the implementation and activation of the changes as provided by the Customer. Engineering services may be contracted by the Customer to design and plan the new configuration file required to implement the change.

After hours scheduled changes require 24-hour notification, whereas normal hours changes require 4 hours notification. Emergency changes require a 2-hour window. If a 24-hour Insite Service is not in effect, the after-hours services will attract extra costs.

If Dimension Data was not involved in the design and planning of the new configurations they can accept no responsibility for the effect of the new configurations.

Ad-hoc reconfiguration service requests which will effect the management of these devices forcing Insite to rediscover the changes made may not exceed more than 100 per month with regards to the current devices managed by Insite. If the 100 limit is exceeded it will be discussed with the account manager for approval.

5.5       MANAGED DEVICE DATABASE

If Change and Access management services are being performed by the Insite service, Dimension Data will provide for keeping an updated record of all device information where it is available to be retrieved from the devices being managed.

Managed device information would include but is not limited to items such as:

•                  Device Name

•                  Software Versions

•                  Firmware Versions

•                  Memory

The information is available by clicking on the device name in the service portal. The amount of information available on a device is device and vendor specific.

5.6       CUSTOMER UPDATED DIAGRAMS

Customers are responsible for providing Dimension Data with network diagrams should they wish to have them made available on the Insite Service Portal. The diagrams will be posted on the Service Portal within 24 hours of being received.

6                 CHANGE MANAGEMENT

6.1       NETWORK CHANGE MANAGEMENT

Insite Change Control personnel will be responsible for the co-ordination of all scheduled changes on the Customers’ networks and the Insite network management system.

When the Customer requests a change via the Service Portal, all the necessary information (including network diagrams, contact persons, addresses and equipment involved) will be directed to the change control process.

The engineer on the Operations Centre will monitor the change in accordance with the change request. If the change window time is exceeded, the engineer will contact the Change Control Manager to get authorization to either extend the windows or to institute the back-out plan. Once completed, the engineer will then sign off the change and all relevant documentation updated which will include the updating of the site summary database and the network diagrams.

6.2       IMPACT ANALYSIS

As part of the Change Management process, the Change Control Manager will coordinate a regular change control meeting in which necessary technical experts will discuss the impact and risks associated with the changes requested by the Customer. These risks will be documented and communicated to the Customer. Only once the Customer has acknowledged and accepted by sign-off this documentation, will the change process proceed.

If the impact analysis highlights risks that are unacceptable to the Customer, the Customer then needs to contract Dimension Data to review alternatives, as this is not covered by the Insite service.

7                 SECURITY MANAGEMENT

7.1       SECURE NETWORK CONNECTION

Every Insite Customer has a dedicated secure Service Portal connecting the Operations Centre to their network. The Insite Service architecture includes a Firewall instance to manage security between the Operations Centre and the Customer network. This secures the Customer from other Insite Customers, the Customer from the Dimension Data Operations Centre, and the Operations Centre from attempted outside breaches into the Customer network

7.2       BASIC DEVICE ACCESS CONTROL

Insite services will password protect and lockdown access to all managed devices on Insite Level 2 or Insite Level 3 devices (dependant on device type and manufacturer.) Customers can log calls with the Operations Centre to gain access to the devices for purposes of configuration changes. A change control request must be submitted via the Insite Service Portal for reference and record of all changes requested.

Via Networks has requested to own the enable password, this will be monitored on an ongoing basis.

If a client has permanent enable access to devices on the network, the Dimension Data can not be held responsible for any unauthorized changes or the effects such changes may have on the output of the network management systems or functionality and behaviour of the network.

Via Network will conform the Dimension Data’s change control process, Dimension Data can not be held responsible it Via Network does not conform the change control process.

7.3       DEVICE SECURITY MANAGEMENT

Once the Customer network has been deployed onto the Insite systems, responsibility for the password lock-down of the devices passes onto the Operations Centre, which then changes all passwords of the devices and refers the authentication of any further login attempts to a TACACS+ Server.

Tacacs will be added. NO PASSWORDS ON THE DEVICES WILL BE CHANGED. There might be some automated processes in place which rely on these passwords. All unnecessary logins/passwords will be removed within the first 6 weeks as part of the normal change control process.

The TACACS+ server provides the AAA authentication service. This prevents unauthorised access to the client’s devices. All managed devices are configured to refer login attempts to the TACACS+ server, which will then give the managed device the go-ahead to accept the connection.

A fallback login method will be put in place (login using device-local authentification) in case of network and/or Tacacs failures (open for discussion).

Only Operations Centre personnel and the relevant senior DD Engineering staff have access to managed devices.  Should anyone other than the above require access, a change control request has to be submitted onto the Service Portal.

Note that most, but not all, devices support TACACS authentication. This will be identified to the Customer during pre-deployment scooping sessions.

In addition this mechanism is not able to protect the device from physical break-in, such as powering down a device and gaining access through the console port on the device. Unauthorised access in this fashion will be detected by the device going down on the management system and by the random configuration-file scan detecting that changes had been made on the device but will not have access to any of the audit trails mentioned below.

7.4       ACCESS AUDIT TRAILS

The TACACS + server provides certain back-end audit functions. This includes who accessed the device and when the person accessed the device.

A Proxy service controls all access to the Customer’s network by Operations Centre staff. This proxy logs all keystroke commands and responses to a log file for audit trail purposes.

Legislation might require to announce this logging to customers employlees and have them sign  a paper that they had been informed.

This information is used in conjunction with the configuration management process by the Change Management team to track all changes made on a client’s network.

Audit trails are available only when the device is accessed via TACACS.

8                 INSITE SERVICE PORTAL FUNCTIONALITY

Each Insite Customer receives their own dedicated hardware and software for the purposes of an Insite Service Portal that provides the following functionality:

•                  Dedicated SNMP Poller Architecture into the Customer through a dedicated WAN Link.

•                  Firewall services between Dimension Data and the Customer network

•                  Web Server to offer real time, live Customer interaction to the following sub systems:

•                  Service System for viewing Call history and logging service requests

•                  Service Network Health Reports for Performance Trend Reporting

•                  Live Events Lists for a view on ALL network wide events

•                  Live SNMP Graphs

•                  Event Trending report tool

•                  Live Device Threshold Events

•                  Device information (H/W, S/W, neighbours, contacts etc)

•                  Auto-deployment features

9                 PERFORMANCE MANAGEMENT

Specific reports are presented on the Customer Insite Service. The following reports on Performance Management are provided:

•                  Live Device Metrics Graphs

•                  Service Health Reports

•                  Daily Health Reports are scheduled and kept for the last 8 days

•                  Weekly Health Reports are scheduled and kept for the last 5 weeks

•                  Monthly Health Reports are scheduled and kept for the last 6 months

•                  Monthly Service Level Reports are scheduled and kept for the last 6 months

Customers can view this data directly off their Insite Service Portal, together with all the appropriate help and information screens typically required for report interpretation, should this be required. Adobe Acrobat (PDF) versions of the reports are also available for downloading.

10          THRESHOLD MANAGEMENT

After an agreed period the Insite team & the customer will will agree on thresholds such as error counts, WAN utilisation etc. for various elements. When the levels reach the agreed threshold, threshold events will be generated.All threshold events  received from the monitored network environment are posted to the Insite Service Portal event list for online viewing. Not every event requires notification or action by the Insite Service Provider, as the Insite Level of service being provided and the nature and classification of the event will manage and define this.

The events that qualify for event notification are:

(i)                                     Critical Threshold Notification.

(ii)                                  Major Threshold Notification. The Major Threshold Notification is serves as an early warning to a Critical Threshold being encountered. (Certain threshold instances are tagged as Critical e.g. CPU over 100% for a certain time period).

Threshold severity values can be set to critical (red), major (orange), minor (yellow) or normal (green) depending on the values of a parameter that needs to be exceeded.

11          PROACTIVE ENGINEERING

Weekly Event Analysis is provided for by the Proactive Insite Engineers, reviewing the following on a weekly basis:

•                  Historical Events Reporter for trends

•                  Critical Threshold events history to detect frequent trends

A daily Situations To Watch report provides for the Proactive Insite Engineers reviewing these reports to make information available to Customer, with notification of any trends, recommendations and information that may be business affecting. These notifications will be made within 24 hours of the day the analysis was performed, and will be logged on the Customer Relationship Management facility

Fortnightly, a review of all configuration changes against the baseline analysis is performed. This will report on changes to configuration from Baseline, and as an action, fix or remove changes or accept and move baseline

Configuration Bug Management services report on released IOS issues/bugs which might affect managed devices..

12          SERVICE DELIVERY MANAGEMENT

12.1                        SERVICE DELIVERY MANAGER

A Customer Service Delivery Manager will be responsible for the Customer Account for all Insite Service related issues. The Service Delivery Management role will include Customer interaction as well as the technical co-ordination of the Customer account on a monthly basis.

Some tasks that will be performed by Service Delivery Manager include:

•                  Scheduling, Conducting and minuting service meetings

•                  Following through actions and issues highlighted from service meetings

•                  Co-ordinating compilation of Insite reports

•                  Assisting with interpreting Insite reports

•                  Facilitation of Customer training and familiarisation on the Insite Service Portal

•                  Engaging the appropriate engineering resources to address technical issues

•                  Ensuring SLA is met by communication to all relevant support services

•                  Manage Customer expectations according to SLA parameters

•                  Ensuring projects or Move Add Change Delete (MACD) activities for which Dimension Data is responsible are completed on time

•                  Assist in resolving Customer queries

13          EXCLUSIONS

In addition to the Exclusions set forth in Clause 18 of the Agreement, Insite Services provided to the Customer do not include default financial penalty or cost, services, repairs or replacements necessitated by or related to:

Services to be provided in terms of this Agreement do not include the provision of services, nor repairs or replacements necessitated by or related to:

damage caused by accident, fire, water, lightning, power surges or other act of God beyond Dimension Data’s reasonable control damage caused by riots, civil disorder, acts of violence, sabotage or similar acts of parties not within the control of Dimension Data;

damage caused by abnormal operating conditions such as high or low temperatures or humidity or dust levels which are beyond the published environmental specifications of the Product Manufacturer as provided by Dimension Data;

the negligent use, abuse or misuse of Products by Customer or any third party appointed by the Customer;

damage during any transportation of Products not carried out by Dimension Data;

electrical work, not performed by Dimension Data or its subcontractor;

causes external to the Equipment such as failure or fluctuation of electrical power;

Obsolete Products; or

the restoration of lost data from any Products, or equipment connected to Products.